EXHIBIT 10.9

Note Modification Agreement

This agreement is dated as of May 19, 2006 (the “Agreement Date”), by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, NA, with its main office in Chicago, Illinois (the “Bank”). The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the “Effective Date”).

WHEREAS, the Borrower executed a Line of Credit Note as evidence of indebtedness in the original face amount of Twenty Million and 00/100 Dollars ($20,000,000.00), dated June 10, 2005 owing by the Borrower to the Bank, as same may have been amended or modified from time to time (the “Note”), which Note has at all times been, and is now, continuously and without interruption outstanding in favor of the Bank; and,

WHEREAS, the Borrower has requested and the Bank has agreed that the Note be modified to the limited extent as hereinafter set forth;

NOW THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1. ACCURACY OF RECITALS. The Borrower acknowledges the accuracy of the Recitals stated above.

2. MODIFICATION OF NOTE.

          2.1 From and after the Effective Date, the provisions in the Note captioned “Due”, “Promise to Pay” and “Principal Payments” are hereby amended by deleting the date of June 29, 2006 contained therein and replacing it with the date of June 29, 2007.

          2.2 Each of the Related Documents is modified to provide that it shall be a default or an event of default thereunder if the Borrower shall fail to comply with any of the covenants of the Borrower herein or if any representation or warranty by the Borrower herein or by any guarantor in any Related Documents is materially incomplete, incorrect, or misleading as of the date hereof. As used in this agreement, the “Related Documents” shall include the Note and all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with the Note or in connection with any other obligations of the Borrower to the Bank.

          2.3 Each reference in the Related Documents to any of the Related Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF RELATED DOCUMENTS AND COLLATERAL. The Related Documents are ratified and reaffirmed by the Borrower and shall remain in full force and effect as they may be modified herein. All real or personal property described as security in the Related Documents shall remain as security for the Note and the obligations of the Borrower in the Related Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that each of the following representations and warranties made in the Note and Related Documents are true and will remain true until maturity of the Note, termination of the other Related Documents and payment and performance in full of all liabilities, obligations and debt evidenced by the Note and other Related Documents:

          4.1 No default or event of default under any of the Related Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Related Documents as modified herein has occurred and is continuing.

          4.2 There has been no material adverse change in the business, assets, affairs, prospects or financial condition of the Borrower or any Guarantor or any subsidiary of the Borrower.

          4.3 Each and all representations and warranties of the Borrower in the Related Documents are accurate on the date hereof.

          4.4 The Borrower has no claims, counterclaims, defenses, or setoffs with respect to the loan evidenced by the Note or with respect to the Related Documents as modified herein.

          4.5 The Note and the Related Documents as modified herein are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms:

          4.6 The Borrower, other than any Borrower who is a natural person, is validly existing under the laws of the State of its formation or organization. The Borrower has the requisite power and authority to execute and deliver this agreement and to perform the obligations described in the Related Documents as modified herein. The execution and delivery of this agreement and the performance of the obligations described in the Related Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower. This agreement has been duly executed and delivered by or on behalf of the Borrower.

5. BORROWER COVENANTS. The Borrower covenants with the Bank:

          5.1 The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as reasonably required by the Bank to effectuate the intent of this agreement.

          5.2 The Borrower fully, finally, and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, of the Borrower, whether now known or unknown to the Borrower, (i) in respect of the loan evidenced by the Note and the Related Documents, or of the actions or omissions of the Bank in any manner related to the loan evidenced by the Note or the Related Documents and (ii) arising from events occurring prior to the date of this agreement.

          5.3 The Borrower shall pay to the Bank:

                    5.3.1 All the internal and external costs and expenses incurred (or charged by internal allocation) by the Bank in connection with this agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

6. EXECUTION AND DELIVERY OF AGREEMENT BY THE BANK. The Bank shall not be bound by this agreement until (i) the Bank has executed this agreement and (ii) the Borrower performed all of the obligations of the Borrower under this agreement to be performed contemporaneously with the execution and delivery of this agreement.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Note and the Related Documents as modified herein contain the complete understanding and agreement of the Borrower and the Bank in respect of the loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Note or the Related Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

8. GOVERNING LAW AND VENUE. This agreement shall be governed by and construed in accordance with the laws of the State of Indiana (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under the Note or this agreement may be brought by the Bank in any state or federal court located in the State of Indiana, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the State of Indiana is not a convenient forum or the proper venue for any such suit, action or proceeding. This agreement binds the Borrower and its successors, and benefits the Bank, its successors and assigns. The Borrower shall not, however, have the right to assign the Borrower’s rights under this agreement or any interest therein, without the prior written consent of the Bank.

9. COUNTERPART EXECUTION. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

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10. NOT A NOVATION. This agreement is a modification only and not a novation. In addition to all amounts hereafter due under the Note and the Related Documents as they may be modified herein, all accrued interest evidenced by the Note being modified by this agreement and all accrued amounts due and payable under the Related Documents shall continue to be due and payable until paid. Except for the above-quoted modification(s), the Note, any Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Note and made a part thereof. This agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. References to the Related Documents and to other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on the Note when due. The Bank reserves all rights against all parties to the Note.

Borrower:

Address:	3400 Jackson St.
Dubuque, IA 52001
Flexsteel Industries, Inc.

		By:	/s/ Timothy E. Hall

			Timothy E. Hall,	VP & CFO

			Printed Name	Title

		Date Signed:	May 26, 2006

BANK’S ACCEPTANCE

The foregoing agreement is hereby agreed to and acknowledged.

Bank:

JPMorgan Chase Bank, N.A.

		By:	/s/ John C. Otteson

			John C. Otteson,	VP

			Printed Name	Title

		Date Signed:	May 30, 2006

Note Modification Agreement

This agreement is dated as of May 19, 2006 (the “Agreement Date”), by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, NA, with its main office in Chicago, Illinois (the “Bank”). The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the “Effective Date”).

WHEREAS, the Borrower executed a Line of Credit Note as evidence of indebtedness in the original face amount of Twenty Million and 00/100 Dollars ($20,000,000.00), dated June 30, 2004 owing by the Borrower to the Bank, as same may have been amended or modified from time to time (the “Note”), which Note has at all times been, and is now, continuously and without interruption outstanding in favor of the Bank; and,

WHEREAS, the Borrower has requested and the Bank has agreed that the Note be modified to the limited extent as hereinafter set forth;

NOW THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1. ACCURACY OF RECITALS. The Borrower acknowledges the accuracy of the Recitals stated above.

2. MODIFICATION OF NOTE.

          2.1 From and after the Effective Date, the provisions in the Note captioned “Due”, “Promise to Pay” and “Principal Payments” are hereby amended by deleting the date of September 30, 2007 contained therein and replacing it with the date of October 31, 2010.

          2.2 Each of the Related Documents is modified to provide that it shall be a default or an event of default thereunder if the Borrower shall fail to comply with any of the covenants of the Borrower herein or if any representation or warranty by the Borrower herein or by any guarantor in any Related Documents is materially incomplete, incorrect, or misleading as of the date hereof. As used in this agreement, the “Related Documents” shall include the Note and all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with the Note or in connection with any other obligations of the Borrower to the Bank.

          2.3 Each reference in the Related Documents to any of the Related Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF RELATED DOCUMENTS AND COLLATERAL. The Related Documents are ratified and reaffirmed by the Borrower and shall remain in full force and effect as they may be modified herein. All real or personal property described as security in the Related Documents shall remain as security for the Note and the obligations of the Borrower in the Related Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that each of the following representations and warranties made in the Note and Related Documents are true and will remain true until maturity of the Note, termination of the other Related Documents and payment and performance in full of all liabilities, obligations and debt evidenced by the Note and other Related Documents:

          4.1 No default or event of default under any of the Related Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Related Documents as modified herein has occurred and is continuing.

          4.2 There has been no material adverse change in the business, assets, affairs, prospects or financial condition of the Borrower or any Guarantor or any subsidiary of the Borrower.

          4.3 Each and all representations and warranties of the Borrower in the Related Documents are accurate on the date hereof.

          4.4 The Borrower has no claims, counterclaims, defenses, or setoffs with respect to the loan evidenced by the Note or with respect to the Related Documents as modified herein.

          4.5 The Note and the Related Documents as modified herein are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

          4.6 The Borrower, other than any Borrower who is a natural person, is validly existing under the laws of the State of its formation or organization. The Borrower has the requisite power and authority to execute and deliver this agreement and to perform the obligations described in the Related Documents as modified herein. The execution and delivery of this agreement and the performance of the obligations described in the Related Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower. This agreement has been duly executed and delivered by or on behalf of the Borrower.

5. BORROWER COVENANTS. The Borrower covenants with the Bank:

          5.1 The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as reasonably required by the Bank to effectuate the intent of this agreement.

          5.2 The Borrower fully, finally, and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, of the Borrower, whether now known or unknown to the Borrower, (i) in respect of the loan evidenced by the Note and the Related Documents, or of the actions or omissions of the Bank in any manner related to the loan evidenced by the Note or the Related Documents and (ii) arising from events occurring prior to the date of this agreement.

          5.3 The Borrower shall pay to the Bank:

                    5.3.1 All the internal and external costs and expenses incurred (or charged by internal allocation) by the Bank in connection with this agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

6. EXECUTION AND DELIVERY OF AGREEMENT BY THE BANK. The Bank shall not be bound by this agreement until (i) the Bank has executed this agreement and (ii) the Borrower performed all of the obligations of the Borrower under this agreement to be performed contemporaneously with the execution and delivery of this agreement.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Note and the Related Documents as modified herein contain the complete understanding and agreement of the Borrower and the Bank in respect of the loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Note or the Related Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

8. GOVERNING LAW AND VENUE. This agreement shall be governed by and construed in accordance with the laws of the State of Indiana (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under the Note or this agreement may be brought by the Bank in any state or federal court located in the State of Indiana, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the State of Indiana is not a convenient forum or the proper venue for any such suit, action or proceeding. This agreement binds the Borrower and its successors, and benefits the Bank, its successors and assigns. The Borrower shall not, however, have the right to assign the Borrower’s rights under this agreement or any interest therein, without the prior written consent of the Bank.

9. COUNTERPART EXECUTION. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

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10. NOT A NOVATION. This agreement is a modification only and not a novation. In addition to all amounts hereafter due under the Note and the Related Documents as they may be modified herein, all accrued interest evidenced by the Note being modified by this agreement and all accrued amounts due and payable under the Related Documents shall continue to be due and payable until paid. Except for the above-quoted modification(s), the Note, any Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Note and made a part thereof. This agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. References to the Related Documents and to other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on the Note when due. The Bank reserves all rights against all parties to the Note.

Address:	3400 Jackson St.	Borrower:
Dubuque, IA 52001
Flexsteel Industries, Inc.

		By:	/s/ Timothy E. Hall

			Timothy E. Hall,	VP & CFO

			Printed Name	Title

		Date Signed:	May 26, 2006

BANK’S ACCEPTANCE

The foregoing agreement is hereby agreed to and acknowledged.

Bank:

JPMorgan Chase Bank, N.A.

		By:	/s/ John C. Otteson

			John C. Otteson,	VP

			Printed Name	Title

		Date Signed:	May 30, 2006

Amendment to Credit Agreement

This agreement is dated as of May 19, 2006, by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, NA, with its main office in Chicago, Illinois (the “Bank”), and its successors and assigns. The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the “Effective Date”).

WHEREAS, the Borrower and the Bank entered into a credit agreement dated June 30, 2004, as amended (if applicable) (the “Credit Agreement”); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.	DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.	MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

2.1

From and after the Effective Date, Section 1.4 of the Credit Agreement captioned “Letters of Credit” is hereby amended by deleting the date of “September 30, 2007” contained therein and replacing it with the date of “October 31, 2010”.

3.	RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4.

BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5.

FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6.	EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank.

7.

ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank’s part to grant other or future agreements, should any be requested.

8.

NOT A NOVATION. This agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

Borrower:

Flexsteel Industries, Inc.

By:	/s/ Timothy E. Hall

	Timothy E. Hall,	VP & CFO

	Printed Name	Title

Date Signed:	May 26, 2006

Bank:

JPMorgan Chase Bank, N.A.

By:	/s/ John C. Otteson

	John C. Otteson,	VP

	Printed Name	Title

Date Signed:	May 30, 2006

Note Modification Agreement

This agreement is dated as of January 3, 2006 (the “Agreement Date”), by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A. as successor by merger to Bank One, NA (the “Bank”). The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the “Effective Date”).

WHEREAS, the Borrower executed a Line of Credit Note as evidence of indebtedness in the original face amount of Twenty Million and 00/100 Dollars ($20,000,000.00), dated June 30, 2004 owing by the Borrower to the Bank, as same may have been amended or modified from time to time (the “Note”), which Note has at all times been, and is now, continuously and without interruption outstanding in favor of the Bank; and,

WHEREAS, the Borrower has requested and the Bank has agreed that the Note be modified to the limited extent as hereinafter set forth;

NOW THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1. ACCURACY OF RECITALS. The Borrower acknowledges the accuracy of the Recitals stated above.

2. MODIFICATION OF NOTE.

          2.1 From and after the Effective Date, the amount of the Note, and the maximum principal amount that may at any time be outstanding thereunder, is hereby increased to Twenty Million and 00/100 Dollars ($20,000,000.00).

          2.2 Each of the Related Documents is modified to provide that it shall be a default or an event of default thereunder if the Borrower shall fail to comply with any of the covenants of the Borrower herein or if any representation or warranty by the Borrower herein or by any guarantor in any Related Documents is materially incomplete, incorrect, or misleading as of the date hereof. As used in this agreement, the “Related Documents” shall include the Note and all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with the Note or in connection with any other obligations of the Borrower to the Bank.

          2.3 Each reference in the Related Documents to any of the Related Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF RELATED DOCUMENTS AND COLLATERAL. The Related Documents are ratified and reaffirmed by the Borrower and shall remain in full force and effect as they may be modified herein. All real or personal property described as security in the Related Documents shall remain as security for the Note and the obligations of the Borrower in the Related Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that each of the following representations and warranties made in the Note and Related Documents are true and will remain true until maturity of the Note, termination of the other Related Documents and payment and performance in full of all liabilities, obligations and debt evidenced by the Note and other Related Documents:

          4.1 No default or event of default under any of the Related Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Related Documents as modified herein has occurred and is continuing.

          4.2 There has been no material adverse change in the business, assets, affairs, prospects or financial condition of the Borrower or any Guarantor or any subsidiary of the Borrower.

          4.3 Each and all representations and warranties of the Borrower in the Related Documents are accurate on the date hereof.

          4.4 The Borrower has no claims, counterclaims, defenses, or setoffs with respect to the loan evidenced by the Note or with respect to the Related Documents as modified herein.

          4.5 The Note and the Related Documents as modified herein are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

          4.6 The Borrower, other than any Borrower who is a natural person, is validly existing under the laws of the State of its formation or organization. The Borrower has the requisite power and authority to execute and deliver this agreement and to perform the obligations described in the Related Documents as modified herein. The execution and delivery of this agreement and the performance of the obligations described in the Related Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower. This agreement has been duly executed and delivered by or on behalf of the Borrower.

5. BORROWER COVENANTS. The Borrower covenants with the Bank:

          5.1 The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as reasonably required by the Bank to effectuate the intent of this agreement.

          5.2 The Borrower fully, finally, and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, of the Borrower, whether now known or unknown to the Borrower, (i) in respect of the loan evidenced by the Note and the Related Documents, or of the actions or omissions of the Bank in any manner related to the loan evidenced by the Note or the Related Documents and (ii) arising from events occurring prior to the date of this agreement.

          5.3 The Borrower shall pay to the Bank:

                    5.3.1 All the internal and external costs and expenses incurred (or charged by internal allocation) by the Bank in connection with this agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

6. EXECUTION AND DELIVERY OF AGREEMENT BY THE BANK. The Bank shall not be bound by this agreement until (i) the Bank has executed this agreement and (ii) the Borrower performed all of the obligations of the Borrower under this agreement to be performed contemporaneously with the execution and delivery of this agreement.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Note and the Related Documents as modified herein contain the complete understanding and agreement of the Borrower and the Bank in respect of the loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Note or the Related Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

8. GOVERNING LAW AND VENUE. This agreement shall be governed by and construed in accordance with the laws of the State of Indiana (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under the Note or this agreement may be brought by the Bank in any state or federal court located in the State of Indiana, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the State of Indiana is not a convenient forum or the proper venue for any such suit, action or proceeding. This agreement binds the Borrower and its successors, and benefits the Bank, its successors and assigns. The Borrower shall not, however, have the right to assign the Borrower’s rights under this agreement or any interest therein, without the prior written consent of the Bank.

9. COUNTERPART EXECUTION. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

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10. NOT A NOVATION. This agreement is a modification only and not a novation. In addition to all amounts hereafter due under the Note and the Related Documents as they may be modified herein, all accrued interest evidenced by the Note being modified by this agreement and all accrued amounts due and payable under the Related Documents shall continue to be due and payable until paid. Except for the above-quoted modification(s), the Note, any Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Note and made a part thereof. This agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. References to the Related Documents and to other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on the Note when due. The Bank reserves all rights against all parties to the Note.

Address:	3400 Jackson St.	Borrower:
Dubuque, IA 52001
Flexsteel Industries, Inc.

		By:	/s/ Timothy E. Hall

			Timothy E. Hall,	VP & CFO

			Printed Name	Title

		Date Signed:	January 4, 2006

BANK’S ACCEPTANCE

The foregoing agreement is hereby agreed to and acknowledged.

Bank:

JPMorgan Chase Bank, N.A.

		By:	/s/ John C. Otteson

			John C. Otteson,	VP

			Printed Name	Title

		Date Signed:	January 5, 2006

Amendment to Credit Agreement

This agreement is dated as of January 3, 2006, by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A. as successor by merger to Bank One, NA (the “Bank”), and its successors and assigns. The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the “Effective Date”).

WHEREAS, the Borrower and the Bank entered into a credit agreement dated June 30, 2004, as amended (if applicable) (the “Credit Agreement”); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.	DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.	MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

2.1

From and after the Effective Date, the following provision in the Credit Agreement under Section 1.2 captioned “Facility A. (Line of Credit)” is hereby amended as follows: The language now reading “The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $13,000,000.00 in the aggregate at any one time outstanding (Facility A)”, is replaced with the following:

The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $20,000,000.00 in the aggregate at any one time outstanding (‘Facility A”).

3.	RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4.

BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5.

FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6.

EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank, and the Bank shall have received from the Borrower the following documents: Note Modification Agreement.

7.

ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank’s part to grant other or future agreements, should any be requested.

8.

NOT A NOVATION. This agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit

Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

Borrower:

Flexsteel Industries, Inc.

By:	/s/ Timothy E. Hall

	Timothy E. Hall,	VP & CFO

	Printed Name	Title

Date Signed:	January 4, 2006

Bank:

JPMorgan Chase Bank, N.A.

By:	/s/ John C. Otteson

	John C. Otteson,	VP

	Printed Name	Title

Date Signed:	January 5, 2006

Note Modification Agreement

This agreement is dated as of December 23, 2005 (the “Agreement Date”), by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, NA, (the “Bank”). The provisions of this agreement are effective on December 9, 2005 (the “Effective Date”).

WHEREAS, the Borrower executed a Line of Credit Note as evidence of indebtedness in the original face amount of Twenty Million and 00/100 Dollars ($20,000,000.00), dated June 30, 2004 owing by the Borrower to the Bank, as same may have been amended or modified from time to time (the “Note”), which Note has at all times been, and is now, continuously and without interruption outstanding in favor of the Bank; and,

WHEREAS, the Borrower has requested and the Bank has agreed that the Note be modified to the limited extent as hereinafter set forth;

NOW THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1. ACCURACY OF RECITALS. The Borrower acknowledges the accuracy of the Recitals stated above.

2. MODIFICATION OF NOTE.

          2.1 From and after the Effective Date, the pricing grid in the provision in the Note captioned “Applicable Margin” is herby amended and restated to read as follows:

	Applicable Margin

Leverage Ratio	Prime Rate Advance	Eurodollar Advance

Greater than or equal to 3.00 to 1.00	1.00%	1.50%
Less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00	1.00%	1.25%
Less than 2.50 to 1.00 but greater than or equal to 2.00 to L00	1.00%	1.00%
Less than 2.00 to 1.00 but greater than or equal to 1.50 to 1.00	1.00%	0.75%
Less than 1.50 to 1.00 but greater than or equal to 1.00 to 1.00	1.00%	0.75%
Less than or equal to 1.00 to 1.00	1.00%	0.75%

          2.2 From and after the Effective Date, the provisions in the Note captioned “Interest Rates” and “Default Rate of Interest” is hereby amended and restated to read as follows:

Interest Rates. The Advance(s) evidenced by this Note may be drawn down and remain outstanding as up to five (5) Eurodollar Advances and/or a Prime Rate Advance. The Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of each Prime Rate Advance at the greater of (a) the Prime Rate minus the Applicable Margin, or (b) 0.00% per annum, and each Eurodollar Advance at the Eurodollar Rate. Interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days. In no event shall the interest rate applicable to any Advance exceed the maximum rate allowed by law. Any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Default Rate of Interest. After a default has occurred under this Note, whether or not the Bank elects to accelerate the maturity of this Note because of such default, all Advances outstanding under this Note, including all Eurodollar Advances, shall bear interest at a per annum rate equal to the Prime Rate, plus three percent (3.00%) from the date the Bank elects to impose such rate. Imposition of this rate shall not affect any limitations contained in this Note on the Borrower’s right to repay principal on any Eurodollar Advance before the expiration of the Interest Period for that Advance.

          2.3 Each of the Related Documents is modified to provide that it shall be a default or an event of. default thereunder if the Borrower shall fail to comply with any of the covenants of the Borrower herein or if any representation or warranty by the Borrower herein or by any guarantor in any Related Documents is materially incomplete, incorrect, or misleading as of the date hereof. As used in this agreement, the “Related Documents” shall include the Note and all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with the Note or in connection with any other obligations of the Borrower to the Bank.

          2.4 Each reference in the Related Documents to any of the Related Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF RELATED DOCUMENTS AND COLLATERAL. The Related Documents are ratified and reaffirmed by the Borrower and shall remain in full force and effect as they may be modified herein. All real or personal property described as security in the Related Documents shall remain as security for the Note and the obligations of the Borrower in the Related Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that each of the following representations and warranties made in the Note and Related Documents are true and will remain true until maturity of the Note, termination of the other Related Documents and payment and performance in full of all liabilities, obligations and debt evidenced by the Note and other Related Documents:

          4.1 No default or event of default under any of the Related Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Related Documents as modified herein has occurred and is continuing.

          4.2 There has been no material adverse change in the business, assets, affairs, prospects or financial condition of the Borrower or any Guarantor or any subsidiary of the Borrower.

          4.3 Each and all representations and warranties of the Borrower in the Related Documents are accurate on the date hereof.

          4.4 The Borrower has no claims, counterclaims, defenses, or setoffs with respect to the loan evidenced by the Note or with respect to the Related Documents as modified herein.

          4.5 The Note and the Related Documents as modified herein are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

          4.6 The Borrower, other than any Borrower who is a natural person, is validly existing under the laws of the State of its formation or organization. The Borrower has the requisite power and authority to execute and deliver this agreement and to perform the obligations described in the Related Documents as modified herein. The execution and delivery of this agreement and the performance of the obligations described in the Related Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower. This agreement has been duly executed and delivered by or on behalf of the Borrower.

5. BORROWER COVENANTS. The Borrower covenants with the Bank:

          5.1 The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as reasonably required by the Bank to effectuate the intent of this agreement.

          5.2 The Borrower fully, finally, and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, of the Borrower, whether now known or unknown to the Borrower, (i) in respect of the loan-evidenced by the Note and the Related Documents, or of the actions or omissions of the Bank in any manner related to the loan evidenced by the Note or the Related Documents and (ii) arising from events occurring prior to the date of this agreement.

          5.3 The Borrower shall pay to the Bank:

               5.3.1 All the internal and external costs and expenses incurred (or charged by internal allocation) by the Bank in connection with this agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

6. EXECUTION AND DELIVERY OF AGREEMENT BY THE BANK. The Bank shall not be bound by this agreement until (i) the Bank has executed this agreement and (ii) the Borrower performed all of the obligations of the Borrower under this agreement to be performed contemporaneously with the execution and delivery of this agreement.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Note and the Related Documents as modified herein contain the complete understanding and agreement of the Borrower and the Bank in respect of the loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Note or the Related Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

8. GOVERNING. LAW AND VENUE. This agreement shall be governed by and construed in accordance with the laws of the State of Indiana (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under the Note or this agreement may be brought by the Bank in any state or federal court located in the State of Indiana, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the State of Indiana is not a convenient forum or the proper venue for any such suit, action or proceeding. This agreement binds the Borrower and its successors, and benefits the Bank, its successors and assigns. The Borrower shall not, however, have the right to assign the Borrower’s rights under this agreement or any interest therein, without the prior written consent of the Bank.

9. COUNTERPART EXECUTION. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

10. NOT A NOVATION. This agreement is a modification only and not a novation. In addition to all amounts hereafter due under the Note and the Related Documents as they may be modified herein, all accrued interest evidenced by the Note being modified by this agreement and all accrued amounts due and payable under the Related Documents shall continue to be due and payable until paid. Except for the above-quoted modification(s), the Note, any Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Note and made a part thereof. This agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. References to the Related Documents and to other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on the Note when due. The Bank reserves all rights against all parties to the Note.

Address:	3400 Jackson St.	Borrower:
Dubuque, IA 52001
Flexsteel Industries, Inc.

		By:	/s/ Timothy E. Hall

			Timothy E. Hall,	VP & CFO

			Printed Name	Title

		Date Signed:	December 29, 2005

BANK’S ACCEPTANCE

The foregoing agreement is hereby agreed to and acknowledged.

Bank:

JPMorgan Chase Bank, N.A.

		By:	/s/ Robert E. McElwain

			Robert E. McElwain,	SVP

			Printed Name	Title

		Date Signed:	December 31, 2005

Note Modification Agreement

This agreement is dated as of December 23, 2005 (the “Agreement Date”), by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, NA, (the “Bank”). The provisions of this agreement are effective on December 9, 2005 (the “Effective Date”).

WHEREAS, the Borrower executed a Line of Credit Note as evidence of indebtedness in the original face amount of Twenty Million and 00/100 Dollars ($20,000,000.00), dated June 10, 2005 owing by the Borrower to the Bank, as same may have been amended or modified from time to time (the “Note”), which Note has at all times been, and is now, continuously and without interruption outstanding in favor of the Bank; and,

WHEREAS, the Borrower has requested and the Bank has agreed that the Note be modified to the limited extent as hereinafter set forth;

NOW THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.	ACCURACY OF RECITALS. The Borrower acknowledges the accuracy of the Recitals stated above.

2.	MODIFICATION OF NOTE.

          2.1 From and after the Effective Date, the pricing grid in the provision in the Note captioned “Applicable Margin” is hereby amended and restated to read as follows:

	Applicable Margin

Leverage Ratio	Prime Rate Advance	Eurodollar Advance

Greater than or equal to 3.00 to 1.00	1.00%	1.25%
Less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00	1.00%	1.00%
Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00	1.00%	0.875%
Less than 2.00 to 1.00 but greater than or equal to 1.50 to 1.00	1.00%	0.75%
Less than 1.50 to 1.00 but greater than or equal to 1.00 to 1.00	1.00%	0.625%
Less than or equal to 1.00 to 1.00	1.00%	0.50%

          2.2 From and after the Effective Date, the provisions in the Note captioned “Interest Rates” and “Default Rate of Interest” is hereby amended and restated to read as follows:

Interest Rates. The Advance(s) evidenced by this Note may be drawn down and remain outstanding as up to five (5) Eurodollar Advances and/or a Prime Rate Advance. The Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of each Prime Rate Advance at the greater of (a) the Prime Rate minus the Applicable Margin, or (b) 0.00% per annum, and each Eurodollar Advance at the Eurodollar Rate. Interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days. In no event shall the interest rate applicable to any Advance exceed the maximum rate allowed by law. Any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Default Rate of Interest. After a default has occurred under this Note, whether or not the Bank elects to accelerate the maturity of this Note because of such default, all Advances outstanding under this Note, including all Eurodollar Advances, shall bear interest at a per annum rate equal to the Prime Rate, plus three percent (3.00%) from the date the Bank elects to impose such rate. Imposition of this rate shall not affect any limitations contained in this Note on the Borrower’s right to repay principal on any Eurodollar Advance before the expiration of the Interest Period for that Advance.

          2.3 Each of the Related Documents is modified to provide that it shall be a default or an event of default thereunder if the Borrower shall fail to comply with any of the covenants of the Borrower herein or if any representation or warranty by the Borrower herein or by any guarantor in any Related Documents is materially incomplete, incorrect, or misleading as of the date hereof. As used in this agreement, the “Related Documents” shall include the Note and all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with the Note or in connection with any other obligations of the Borrower to the Bank.

          2.4 Each reference in the Related Documents to any of the Related Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF RELATED DOCUMENTS AND COLLATERAL. The Related Documents are ratified and reaffirmed by the Borrower and shall remain in full force and effect as they may be modified herein. All real or personal property described as security in the Related Documents shall remain as security for the Note and the obligations of the Borrower in the Related Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that each of the following representations and warranties made in the Note and Related Documents are true and will remain true until maturity of the Note, termination of the other Related Documents and payment and performance in full of all liabilities, obligations and debt evidenced by the Note and other Related Documents:

          4.1 No default or event of default under any of the Related Documents as modified hereby, nor’ any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Related Documents as modified herein has occurred and is continuing.

          4.2 There has been no material adverse change in the business, assets, affairs, prospects or financial condition of the Borrower or any Guarantor or any subsidiary of the Borrower.

          4.3 Each and all representations and warranties of the Borrower in the Related Documents are accurate on the date hereof,

          4.4 The Borrower has no claims, counterclaims, defenses, or setoffs with respect to the loan evidenced by the Note or with respect to the Related Documents as modified herein.

          4.5 The Note and the Related Documents as modified herein are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

          4.6 The Borrower, other than any Borrower who is a natural person, is validly existing under the laws of the State of its formation or organization. The Borrower has the requisite power and authority to execute and deliver this agreement and to perform the obligations described in the Related Documents as modified herein. The execution and delivery of this agreement and the performance of the obligations described in the Related Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower. This agreement has been duly executed and delivered by or on behalf of the Borrower.

5. BORROWER COVENANTS. The Borrower covenants with the Bank:

          5.1 The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as reasonably required by the Bank to effectuate the intent of this agreement.

          5.2 The Borrower fully, finally, and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, of the Borrower, whether now known or unknown to the Borrower, (i) in respect of the loan evidenced by the Note and the Related Documents, or of the actions or omissions of the Bank in any manner related to the loan evidenced by the Note or the Related Documents and (ii) arising from events occurring prior to the date of this agreement.

          5.3 The Borrower shall pay to the Bank:

               5.3.1 All the internal and external costs and expenses incurred (or charged by internal allocation) by the Bank in connection with this agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

6. EXECUTION AND DELIVERY OF AGREEMENT BY THE BANK. The Bank shall not be bound by this agreement until (i) the Bank has executed this agreement and (ii) the Borrower performed all of the obligations of the Borrower under this agreement to be performed contemporaneously with the execution and delivery of this agreement.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Note and the Related Documents as modified herein contain the complete understanding and agreement of the Borrower and the Bank in respect of the loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Note or the Related Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

8. GOVERNING LAW AND VENUE. This agreement shall be governed by and construed in accordance with the laws of the State of Indiana (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under the Note or this agreement may be brought by the Bank in any state or federal court located in the State of Indiana, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the State of Indiana is not a convenient forum or the proper venue for any such suit, action or proceeding. This agreement binds the Borrower and its successors, and benefits the Bank, its successors and assigns. The Borrower shall not, however, have the right to assign the Borrower’s rights under this agreement or any interest therein, without the prior written consent of the Bank.

9. COUNTERPART EXECUTION. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

10. NOT A NOVATION. This agreement is a modification only and not a novation. In addition to all amounts hereafter due under the Note and the Related Documents as they may be modified herein, all accrued interest evidenced by the Note being modified by this agreement and all accrued amounts due and payable under the Related Documents shall continue to be due and payable until paid. Except for the above-quoted modification(s), the Note, any Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Note and made a part thereof. This agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. References to the Related Documents and to other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on the Note when due. The Bank reserves all rights against all parties to the Note.

Address:	3400 Jackson St.	Borrower:
Dubuque, IA 52001
Flexsteel Industries, Inc.

		By:	/s/ Timothy E. Hall

			Timothy E. Hall,	VP & CFO

			Printed Name	Title

		Date Signed:	December 29, 2005

BANK’S ACCEPTANCE

The foregoing agreement is hereby agreed to and acknowledged.

Bank:

JPMorgan Chase Bank, N.A.

		By:	/s/ Robert E. McElwain

			Robert E. McElwain,	SVP

			Printed Name	Title

		Date Signed:	December 31, 2005

Amendment to Credit Agreement

This agreement is dated as of December 23, 2005, by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, NA, (the “Bank”), and its successors and assigns. . The provisions of this agreement are effective on December 9, 2005 (the “Effective Date”).

WHEREAS, the Borrower and the Bank entered into a credit agreement dated June 30, 2004, as amended (if applicable) (the “Credit Agreement”); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.	DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.	MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

2.1

From and after the Effective Date, the pricing grid in Section 1.2 and Section 1.4 of the Credit Agreement under the Sections captioned “Non Usage Fee” are hereby amended and restated to read as follows:

Funded Debt to EBITDA Ratio	Non-usage Fee

Greater than or equal to 3.00 to 1.00	20 bp
Less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00	20 bp
Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00	10 bp
Less than 2.00 to 1.00 but greater than or equal to 1.50 to 1.00	l0 bp
Less than 1.50 to 1.00 but greater than or equal to 1.00 to 1.00	10 bp
Less than or equal to 1.00 to 1.00	l0 bp

2.2	From and after the Effective Date, the pricing grid in Section 1.4 of the Credit Agreement under the Section captioned “Letters of Credit” is hereby amended and restated to read as follows:

Funded Debt to EBITDA Ratio	Letter of Credit Fee

Greater than or equal to 3.00 to 1.00	l .50%
Less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00	1.25%
Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00	1.00%
Less than 2.00 to 1.00 but greater than or equal to 1.50 to 1.00	0.75%
Less than 1.50 to 1.00 but greater than or equal to 1.00 to 1.00	0.75%
Less than or equal to 1.00 to 1.00	0.75%

2.3	From and after the Effective Date, Section 4.2 of the Credit Agreement captioned “J. EBITDA/Interest Ratio” and “K. Funded Debt to EBITDA Ratio” are hereby amended and restated to read as follows:

J.

EBITDA/Interest Ratio. Permit as of any fiscal quarter end, its ratio determined on a consolidated basis for Borrower and its Subsidiaries, of (i) net income, plus amortization, depreciation, interest expense, income taxes, and the aggregate amount of all expenses related to options, (employee stock option plans or employee stock purchase plans which reduce net income), all computed for the twelve month period then ending, to (ii) interest expense, computed for the same such period, to be less than 3.00 to 1.00.

K.

Funded Debt to EBITDA Ratio. Permit as of any fiscal quarter end, its “Funded Debt to EBITDA Ratio” to be greater than 3.50 to 1.00. As used herein, “Funded Debt to EBITDA Ratio” means the ratio, determined on a consolidated basis for Borrower and its Subsidiaries, of (i) total liabilities excluding (a) accounts arising from the purchase of goods and services in the ordinary course of business, (b) accrued expenses or losses, and (c) deferred revenues or gains, all computed as of the end of the fiscal quarter for which this ratio is being determined, to (ii) net income, plus amortization, depreciation, interest expense, income taxes, and the aggregate amount of all expenses related to options, (employee stock option plans or employee stock purchase plans which reduce net income), all computed for the twelve month period then ending with such fiscal quarter end.

3.	RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4.

BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5.

FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6.	EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank.

7.

ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank’s part to grant other or future agreements, should any be requested.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

8.

NOT A NOVATION. This agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

Borrower:

Flexsteel Industries, Inc.

By:	/s/ Timothy E. Hall

	Timothy E. Hall,	CFO

	Printed Name	Title

Date Signed:	December 29, 2005

Bank:

JPMorgan Chase Bank, N.A.

By:	/s/ Robert E. McElwain

	Robert E. McElwain,	SVP

	Printed Name	Title

Date Signed:	December 30, 2005

Amendment to Credit Agreement

This agreement is dated as of August 19, 2005, by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, NA, (the “Bank”), and its successors and assigns. The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the “Effective Date”).

WHEREAS, the Borrower and the Bank entered into a credit agreement dated June 30, 2004, as amended (if applicable) (the “Credit Agreement”); and.

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.	DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.	MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

2.1

From and after the Effective Date, the provision in the Credit Agreement under Section 1.4 captioned “Facility C. (Letters of Credit)” is hereby amended as follows: The language now reading “The Bank has approved a credit facility for letters of credit to the Borrower and/or DMI in the principal sum not to exceed $5,000,000.00 in the aggregate at any one time outstanding (“Facility C”).” is replaced with the following:

The Bank has approved a credit facility for letters of credit to the Borrower and/or DMI in the principal sum not to exceed $8,000,000.00 in the aggregate at any one time outstanding (“Facility C”).

2.2

From and after the Effective Date, the following provision in the Credit Agreement under Section 1.4 captioned “Facility C (Letters of Credit)” Subsection (a) is hereby amended and restated to read as follows:

(a) the aggregate maximum available amount which is drawn and unreimbursed or may be drawn under all letters of credit which are outstanding at any time, including without limitation all letters of credit issued for the account of the Borrower and/or DMI which are outstanding on the date of this agreement, shall not exceed $8,000,000.00.

3.	RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4.

BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5.

FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6.	EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank.

7.

ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit

Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank’s part to grant other or future agreements, should any be requested.

8.

NOT A NOVATION. This agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

Borrower:

Flexsteel Industries, Inc.

By:	/s/ Timothy E. Hall

	Timothy E. Hall,	Chief Financial Officer

	Printed Name	Title

Date Signed:	August 23, 2005

Bank:

JPMorgan Chase Bank, N.A.

By:	/s/ John C. Otteson

	John C. Otteson,	First Vice President

	Printed Name	Title

Date Signed:	August 25, 2005

Line of Credit Note

$20,000,000.00
Due: June 29, 2006	Date: June 10, 2005

Promise to Pay. On or before June 29, 2006, for value received, Flexsteel Industries, Inc. (the “Borrower”) promises to pay to JPMorgan Chase Bank, N.A. as successor by merger to Bank One, NA whose address is 1 East Ohio Street, Indianapolis, IN 46277 (the “Bank”) or order, in lawful money of the United States of America, the sum of Twenty Million and 00/100 Dollars ($20,000,000.00) or such lesser sum as is indicated on Bank records, plus interest as provided below.

Definitions. As used in this Note, the following terms have the following respective meanings:

“Advance” means a Eurodollar Advance or a Prime Rate Advance and “Advances” means all Eurodollar Advances and all Prime Rate Advances under this Note.

“Applicable Margin” means with respect to any Prime Rate Advance or Eurodollar Advance, as the case may be, the rate per annum set forth below opposite the applicable Funded Debt to EBITDA Ratio. Funded Debt to EBITDA Ratio is defined in the Credit Agreement.

	Applicable Margin

Funded Debt to EBITDA Ratio	Prime Rate Advance	Eurodollar Advance

Greater than or equal to 2.00 to 1.00	0.00%	1.00%
Less than 2.00 to 1.00 but greater than or equal to 1.00 to 1.00	0.00%	0.75%
Less than 1.00 to 1.00	0.00%	0.50%

The Applicable Margin shall, in each case, be determined and adjusted quarterly on the first day of the month after the date of delivery of the quarterly and annual financial statements required by the Credit Agreement, provided, however, that if such financial statements are not delivered within two Business Days after the required date (each, an “Interest Determination Date”), the Applicable Margin shall increase to the maximum percentage amount set forth in the table above from the date such financial statements were required to be delivered to the Bank until received by the Bank. The Applicable Margin shall be effective from an Interest Determination Date until the next Interest Determination Date. Such determinations by the Bank shall be conclusive absent manifest error. The initial Applicable Margin for Prime Rate Advances is 0.00% and for Eurodollar Advances is 0.50%.

“Credit Agreement” means a certain Credit Agreement, dated June 30, 2004, between the Borrower and the Bank.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Indiana and/or New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed.

“Eurodollar Base Rate” means, with respect to the relevant Interest Period, the applicable British Bankers’ Association LIBOR rate for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such British Bankers’ Association LIBOR rate is available to the Bank, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Bank to be the rate at which JPMorgan Chase & Co. or one of its affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the principal amount outstanding on such date and having a maturity equal to such Interest Period.

“Eurodollar Advance” means any borrowing under this Note when and to the extent that its interest rate is determined by reference to the Eurodollar Rate.

“Eurodollar Rate” means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the Applicable Margin plus (ii) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period.

“Interest Period” means, with respect to a Eurodollar Advance, a period of one (1), two (2), three (3) or six (6) month(s) commencing on a Business Day selected by the Borrower pursuant to this Note. Such Interest Period shall end on the day which corresponds numerically to such date one (1), two (2), three (3) or six (6) month(s) thereafter, as applicable, provided, however, that if there is no such numerically corresponding day in such first, second, third or sixth succeeding month(s), as applicable, such Interest Period shall end on the last Business Day of such first, second, third or sixth succeeding month(s), as applicable. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by the Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Prime Rate Advance” means any Advance under this Note when and to the extent that its interest rate is determined by reference to the Prime Rate.

“Principal Payment Date” is defined in the paragraph entitled “Principal Payments” below.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Reserve Requirement” means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D.

Interest Rates. The Advance(s) evidenced by this Note may be drawn down and remain outstanding as up to five (5) Eurodollar Advances and/or a Prime Rate Advance. The Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of each Prime Rate Advance at the Prime Rate plus the Applicable Margin and each Eurodollar Advance at the Eurodollar Rate. Interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days. In no event shall the interest rate applicable to any Advance exceed the maximum rate allowed by law. Any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Bank Records. The Bank shall, in the ordinary course of business, make notations in its records of the date, amount, interest rate and Interest Period of each Advance hereunder, the amount of each payment on the Advances, and other information. Such records shall, in the absence of manifest error, be conclusive as to the outstanding principal balance of and interest rate or rates applicable to this Note.

Notice and Manner of Electing Interest Rates on Advances. The Borrower shall give the Bank written notice (effective upon receipt) of the Borrower’s intent to draw down an Advance under this Note no later than 11:00 a.m. Eastern time, one (1) Business Day before disbursement, if the full amount of the drawn Advance is to be disbursed as a Prime Rate Advance and three (3) Business Days before disbursement, if any part of such Advance is to be disbursed as a Eurodollar Advance. The Borrower’s notice must specify: (a) the disbursement date, (b) the amount of each Advance, (c) the type of each Advance (Prime Rate Advance or Eurodollar Advance), and (d) for each Eurodollar Advance, the duration of the applicable Interest Period; provided, however, that the Borrower may not elect an Interest Period ending after the maturity date of this Note. Each Eurodollar Advance shall be in a minimum amount of One Million and 00/100 Dollars ($1,000,000.00). All notices under this paragraph are irrevocable. By the Bank’s close of business on the disbursement date and upon fulfillment of the conditions set forth herein and in any other of the Related Documents, the Bank shall disburse the requested Advances in immediately available funds by crediting the amount of such Advances to the Borrower’s account with the Bank.

Conversion and Renewals. The Borrower may elect from time to time to convert one type of Advance into another or to renew any Advance by giving the Bank written notice no later than 11:00 a.m. Eastern time, one (1) Business Day before conversion into a Prime Rate Advance and three (3) Business Days before conversion into or renewal of a Eurodollar Advance, specifying: (a) the renewal or conversion date, (b) the amount of the Advance to be converted or renewed, (c) in the case of conversion, the type of Advance to be converted into (Prime Rate Advance or Eurodollar Advance), and (d) in the case of renewals of or conversion into a Eurodollar Advance, the applicable Interest Period, provided that (i) the minimum principal amount of each Eurodollar Advance outstanding after a renewal or conversion shall be One Million and 00/100 Dollars ($1,000,000.00); (ii) a Eurodollar Advance can only be converted on the last day of the Interest Period for the Advance; and (iii) the Borrower may not elect an Interest Period ending after the maturity date of this Note. All notices given under this paragraph are irrevocable. If the Borrower fails to give the Bank the notice specified above for the renewal or conversion of a Eurodollar Advance by 11:00 a.m. Eastern time three (3) Business Days before the end of the Interest Period for that Advance, the Advance shall automatically be converted to a Prime Rate Advance on the last day of the Interest Period for the Advance.

Interest Payments. Interest on the Advances shall be paid as follows:

A.      For each Prime Rate Advance, on the twenty-ninth day of each month beginning with the first month following disbursement of the Advance or following conversion of an Advance into a Prime Rate Advance, and at the maturity or conversion of the Advance into a Eurodollar Advance;

B.      For each Eurodollar Advance, on the last day of the Interest Period for the Advance and, if the Interest Period is longer than three months, at three-month intervals beginning with the day three months from the date the Advance is disbursed.

Principal Payments. All outstanding principal and interest is due and payable in full on June 29, 2006, which is defined herein as the “Principal Payment Date”.

Default Rate of Interest. After a default has occurred under this Note, whether or not the Bank elects to accelerate the maturity of this Note because of such default, all Advances outstanding under this Note, including all Eurodollar Advances, shall bear interest at a per annum rate equal to the Prime Rate, plus the Applicable Margin for a Prime Rate Advance, plus three percent (3.00%) from the date the Bank elects to impose such rate. Imposition of this rate shall not affect any limitations contained in this Note on the Borrower’s right to repay principal on any Eurodollar Advance before the expiration of the Interest Period for that Advance.

Prepayment. The Borrower may prepay all or any part of any Prime Rate Advance at any time without premium or penalty. The Borrower may prepay any Eurodollar Advance only at the end of an Interest Period.

Funding Loss Indemnification. Upon the Bank’s request, the Borrower shall pay the Bank amounts sufficient (in the Bank’s reasonable opinion) to compensate it for any loss, cost, or expense incurred as a result of:

A.      Any payment of a Eurodollar Advance on a date other than the last day of the Interest Period for the Advance, including, without limitation, acceleration of the Advances by the Bank pursuant to this Note or the Related Documents; or

B.      Any failure by the Borrower to borrow or renew a Eurodollar Advance on the date specified in the relevant notice from the Borrower to the Bank.

Additional Costs. If any applicable domestic or foreign law; treaty, government rule or regulation now or later in effect (whether or not it now applies to the Bank) or the interpretation or administration thereof by a governmental authority charged with such interpretation or administration, or compliance by the Bank with any guideline, request or directive of such an authority (whether or not having the force of law), shall (a) affect the basis of taxation of payments to the Bank of any amounts payable by the Borrower under this Note or the Related Documents (other than taxes imposed on the overall net income of the Bank by the jurisdiction or by any political subdivision or taxing authority of the jurisdiction in which the Bank has its principal office), or (b) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Bank, or (c) impose any other condition with respect to this Note or the Related Documents and the result of any of the foregoing is to increase the cost to the Bank of maintaining any Eurodollar Advance or to reduce the amount of any sum receivable by the Bank on such an Advance, or (d) affect the amount of capital required or expected to be maintained by the Bank (or any corporation controlling the Bank) and the Bank determines that the amount of such capital is increased by or based upon the existence of the Bank’s obligations under this Note or the Related Documents and the increase has the effect of reducing the rate of return on the Bank’s (or its controlling corporation’s) capital as a consequence of the obligations under this Note or the Related Documents to a level below that which the Bank (or its controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then the Borrower shall pay to the Bank, from time to time, upon request by the Bank, additional amounts sufficient to compensate the Bank for the increased cost or reduced sum receivable. Whenever the Bank shall learn of circumstances described in this section which are likely to result in additional costs to the Borrower, the Bank shall give prompt written notice to the Borrower of the basis for and the estimated amount of any such anticipated additional costs. A statement as to the amount of the increased cost or reduced sum receivable, prepared in good faith and in reasonable detail by the Bank and submitted by the Bank to the Borrower, shall be conclusive and binding for all purposes absent manifest error in computation.

Illegality. If any applicable domestic or foreign law, treaty, rule or regulation now or later in effect (whether or not it now applies to the Bank) or the interpretation or administration thereof by a governmental authority charged with such interpretation or administration, or compliance by the Bank with any guideline, request or directive of such an authority (whether or not having the force of law), shall make it unlawful or impossible for the Bank to maintain or fund the Eurodollar Advances, then, upon notice to the Borrower by the Bank, the outstanding principal amount of the Eurodollar Advances, together with accrued interest and any other amounts payable to the Bank under this Note or the Related Documents on account of the Eurodollar Advances shall be repaid (a) immediately upon the Bank’s demand if such change or compliance with such requests, in the Bank’s judgment, requires immediate repayment, or (b) at the expiration of the last Interest Period to expire before the effective date of any such change or request provided, however, that subject to the terms and conditions of this Note and the Related Documents the Borrower shall be entitled to simultaneously replace the entire outstanding balance of any Eurodollar Advance repaid in accordance with this section with a Prime Rate Advance in the same amount.

Inability to Determine Interest Rate. If the Bank determines that (a) quotations of interest rates for the relevant deposits referred to in the definition of Eurodollar Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the interest rate on a Eurodollar Advance as provided in this Note, or (b) the relevant interest rates referred to in the definition of Eurodollar Rate do not accurately cover the cost to the Bank of making or maintaining Eurodollar Advances, then the Bank shall forthwith give notice of such circumstances to the Borrower, whereupon (i) the obligation of the Bank to make Eurodollar Advances shall be suspended until the Bank notifies the Borrower that the circumstances giving rise to the suspension no longer exists, and (ii) the Borrower shall repay in full the then outstanding principal amount of each Eurodollar Advance, together with accrued interest, on the last day of the then current Interest Period applicable to the Advance, provided, however, that, subject to the terms and conditions of this Note and the Related Documents, the Borrower shall be entitled to simultaneously replace the entire outstanding balance of any Eurodollar Advance repaid in accordance with this section with a Prime Rate Advance in the same amount.

Obligations Due on Non-Business Day. Whenever any payment under this Note becomes due and payable on a day that is not a Business Day, if no default then exists under this Note, the maturity of the payment shall be extended to the next succeeding Business Day, except, in the case of a Eurodollar Advance, if the result of the extension would be to extend the payment into another calendar month, the payment must be made on the immediately preceding Business Day.

Matters Regarding Payment. The Borrower will pay the Bank at the Bank’s address shown above or at such other place as the Bank may designate. Payments shall be allocated among principal, interest and fees at the discretion of the Bank unless otherwise agreed or required by applicable law. Acceptance by the Bank of any payment which is less than the payment due at the time shall not constitute a waiver of the Bank’s right to receive payment in full at that time or any other time.

Authorization for Direct Payments (ACH Debits). To effectuate any payment due under this Note, the Borrower hereby authorizes the Bank to initiate debit entries to Account Number __________________ at the Bank and to debit the same to such account. This authorization to initiate debit entries shall remain in full force and effect until the Bank has received written notification of its termination in such time and in such manner as to afford the Bank a reasonable opportunity to act on it. The Borrower represents that the Borrower is and will be the owner of all funds in such account. The Borrower acknowledges (1) that such debit entries may cause an overdraft of such account which may result in the Bank’s refusal to honor items drawn on such account until adequate deposits are made to such account; (2) that the Bank is under no duty or obligation to initiate any debit entry for any purpose; and (3) that if a debit is not made because the above-referenced account does not have a sufficient available balance, or otherwise, the payment may be late or past due.

Credit Facility. The Bank has approved a credit facility to the Borrower in a principal amount not to exceed the face amount of this Note. The credit facility is in the form of advances made from time to time by the Bank to the Borrower. This Note evidences the Borrower’s obligation to repay those advances. The aggregate principal amount of debt evidenced by this Note is the amount reflected from time to time in the records of the Bank. Until the earliest of maturity, the occurrence of any default, or the occurrence of any event that would constitute a default but for the giving of notice or the lapse of time or both until the end of any grace or cure period, the Borrower may borrow, pay down and reborrow under this Note subject to the terms of the Related Documents.

Renewal and Extension. This Note is given in replacement, renewal and/or extension of, but not extinguishing the indebtedness evidenced by, that Line of Credit Note dated June 30, 2004 executed by the Borrower in the original principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00), including previous renewals or modifications thereof, if any (the “Prior Note”), and is not a novation thereof. All interest evidenced by the Prior Note shall continue to be due and payable until paid. If applicable, all Collateral continues to secure the payment of this Note and the Liabilities. The provisions of this Note are effective on the date that this Note has been executed by all of the signers and delivered to the Bank.

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Miscellaneous. This Note binds the Borrower and its successors, and benefits the Bank, its successors and assigns. Any reference to the Bank includes any holder of this Note. This Note is issued pursuant and entitled to the benefits of that certain Credit Agreement by and between the Borrower and the Bank, dated June 30, 2004, and all replacements thereof (the “Credit Agreement”) to which reference is hereby made for a more complete statement of the terms and conditions under which the loan evidenced hereby is made and is to be repaid. The terms and provisions of the Credit Agreement are hereby incorporated and made a part hereof by this reference thereto with the same force and effect as if set forth at length herein. No reference to the Credit Agreement and no provisions of this Note or the Credit Agreement shall alter or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on this Note as herein prescribed. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Address:	3400 Jackson St.	Borrower:
Dubuque, IA 52001
Flexsteel Industries, Inc.

		By:	/s/ R. J. Klosterman

			R. J. Klosterman,	Exec. V.P., C.F.O., Secretary

			Printed Name	Title

		Date Signed:	June 15, 2005

Note Modification Agreement

This agreement is dated as of June 10, 2005 (the “Agreement Date”), by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A. as successor by merger to Bank One, NA (the “Bank”). The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the “Effective Date”).

WHEREAS, the Borrower executed a Line of Credit Note as evidence of indebtedness in the original face amount of Twenty Million and 00/100 Dollars ($20,000,000.00), dated June 30, 2004 owing by the Borrower to the Bank, as same may have been amended or modified from time to time (the “Note”), which Note has at all times been, and is now, continuously and without interruption outstanding in favor of the Bank; and,

WHEREAS, the Borrower has requested and the Bank has agreed that the Note be modified to the limited extent as hereinafter set forth;

NOW THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1. ACCURACY OF RECITALS. The Borrower acknowledges the accuracy of the Recitals stated above.

2. MODIFICATION OF NOTE.

          2.1 From and after the Effective Date, the amount of the Note, and the maximum principal amount that may at any time be outstanding thereunder, is hereby decreased to Thirteen Million and 00/100 Dollars ($13,000,000.00).

          2.2 Each of the Related Documents is modified to provide that it shall be a default or an event of default thereunder if the Borrower shall fail to comply with any of the covenants of the Borrower herein or if any representation or warranty by the Borrower or by any guarantor herein is materially incomplete, incorrect, or misleading as of the date hereof. As used in this agreement, the “Related Documents” shall include the Note and all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with the Note or in connection with any other obligations of the Borrower to the Bank.

          2.3 Each reference in the Related Documents to any of the Related Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF RELATED DOCUMENTS AND COLLATERAL. The Related Documents are ratified and reaffirmed by the Borrower and shall remain in full force and effect as they may be modified herein. All real or personal property described as security in the Related Documents shall remain as security for the Note and the obligations of the Borrower in the Related Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank:

          4.1 No default or event of default under any of the Related Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Related Documents as modified herein has occurred and is continuing.

          4.2 There has been no material adverse change in the financial conditions of the Borrower or any other person whose financial statement has been delivered to the Bank in connection with the Note from the most recent financial statement received by the Bank.

          4.3 Each and all representations and warranties of the Borrower in the Related Documents are accurate on the date hereof.

          4.4 The Borrower has no claims, counterclaims, defenses, or setoffs with respect to the loan evidenced by the Note or with respect to the Related Documents as modified herein.

          4.5 The Note and the Related Documents as modified herein are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

          4.6 The Borrower, other than any Borrower who is a natural person, is validly existing under the laws of the State of its formation or organization. The Borrower has the requisite power and authority to execute and deliver this agreement and to perform the obligations described in the Related Documents as modified herein. The execution and delivery of this agreement and the performance of the obligations described in the Related Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower. This agreement has been duly executed and delivered by or on behalf of the Borrower.

5. BORROWER COVENANTS. The Borrower covenants with the Bank:

          5.1 The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as. reasonably required by the Bank to effectuate the intent of this agreement.

          5.2 The Borrower fully, finally, and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, of the Borrower, whether now known or unknown to the Borrower, (i) in respect of the loan evidenced by the Note and the Related Documents, or of the actions or omissions of the Bank in any manner related to the loan evidenced by the Note or the Related Documents and (ii) arising from events occurring prior to the date of this agreement.

          5.3 The Borrower shall pay to the Bank:

                    5.3.1 All the internal and external costs and expenses incurred by the Bank in connection with this agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

6. EXECUTION AND DELIVERY OF AGREEMENT BY THE BANK. The Bank shall not be bound by this agreement until (i) the Bank has executed this agreement and (ii) the Borrower performed all of the obligations of the Borrower under this agreement to be performed contemporaneously with the execution and delivery of this agreement.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Note and the Related Documents as modified herein contain the complete understanding and agreement of the Borrower and the Bank in respect of the loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Note or the Related Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

8. GOVERNING LAW AND VENUE. This agreement is delivered in the State of Indiana and governed by Indiana law (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under the Note or this agreement may be brought by the Bank in any state or federal court located in the State of Indiana, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the State of Indiana is not a convenient forum or the proper venue for any such suit, action or proceeding. This agreement binds the Borrower and its successors, and benefits the Bank, its successors and assigns. The Borrower shall not, however, have the right to assign the Borrower’s rights under this agreement or any interest therein, without the prior written consent of the Bank.

9. COUNTERPART EXECUTION. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

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10. NOT A NOVATION. This agreement is a modification only and not a novation. In addition to all amounts hereafter due under the Note and the Related Documents as they may be modified herein, all accrued interest evidenced by the Note being modified by this agreement and all accrued amounts due and payable under the Related Documents shall continue to be due and payable until paid. Except for the above-quoted modification(s), the Note, any Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Note and made a part thereof. This agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. References to the Related Documents and to other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on the Note when due. The Bank reserves all rights against all parties to the Note.

Address:	3400 Jackson St.	Borrower:
Dubuque, IA 52001
Flexsteel Industries, Inc.

		By:	/s/ R.J. Klosterman

			R.J. Klosterman,	Exec. V.P., C.F.O., Secretary

			Printed Name	Title

		Date Signed:	June 15, 2005

BANK’S ACCEPTANCE

The foregoing agreement is hereby agreed to and acknowledged.

Bank:

JPMorgan Chase Bank, N.A.

		By:	/s/ John C. Otteson

			John C. Otteson,	First Vice President

			Printed Name	Title

		Date Signed:	June 20, 2005

Amendment to Credit Agreement

This agreement is dated as of June 10, 2005, by and between Flexsteel Industries, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A. as successor by merger to Bank One, NA (the “Bank”), and its successors and assigns. The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the “Effective Date”).

WHEREAS, the Borrower and the Bank entered into a credit agreement dated June 30, 2004, as amended (if applicable) (the “Credit Agreement”); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.	DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.	MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

2.1

From and after the Effective Date, the following provision in the Credit Agreement under Section 1.2 captioned “Facility A. (Line Of Credit)” is hereby amended as follows: The language now reading “The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $20,000,000.00 in the aggregate at any one time outstanding (Facility A)”, is replaced with the following:

The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $13,000,000.00 in the aggregate at any one time outstanding (“Facility A”).

2.2

From and after the Effective Date, the following provision in the Credit Agreement under Section 1.4 subsection (a) captioned “Facility C. (Letter of Credit)” is hereby amended and restated as follows:

(a) the aggregate maximum available amount which is drawn and unreimbursed or may be drawn under all letters of credit which are outstanding at any time, including without limitation all letters of credit issued for the account of the Borrower and/or DMI which are outstanding on the date of this agreement, shall not exceed $5,000,000.00.

3.	RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4.

BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5.

FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6.

EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank, and the Bank shall have received from the Borrower the following documents: Line of Credit Notes for $20,000,000.00 and $13,000,000.00.

7.

ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank’s part to grant other or future agreements, should any be requested.

8.

NOT A NOVATION. This agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

Borrower:

Flexsteel Industries, Inc.

By:	/s/ R.J. Klosterman

	R.J. Klosterman,	Exec. V.P., C.F.O., Secretary

	Printed Name	Title

Date Signed:	June 15, 2005

Bank:

JPMorgan Chase Bank, N.A.

By:	/s/ John C. Otteson

	John C. Otteson,	First Vice President

	Printed Name	Title

Date Signed:	June 20, 2005

Line of Credit Note

$20,000,000.00
Due: September 30, 2007	Date: June 30, 2004

Promise to Pay. On or before September 30, 2007, for value received, Flexsteel Industries, Inc. (the “Borrower”) promises to pay to Bank One, NA, with its main office in Chicago, IL, whose address is 111 Monument Circle, Indianapolis, IN 46277 (the “Bank”) or order, in lawful money of the United States of America, the sum of Twenty Million and 00/100 Dollars ($20,000,000.00) or such lesser sum as is indicated on Bank records, plus interest as provided below.

Definitions. As used in this Note, the following terms have the following respective meanings:

“Advance” means a Eurodollar Advance or a Prime Rate Advance and “Advances” means all Eurodollar Advances and all Prime Rate Advances under this Note.

“Applicable Margin” means with respect to any Prime Rate Advance or Eurodollar Advance, as the case may be, the rate per annum set forth below opposite the applicable Funded Debt to EBITDA Ratio. Funded Debt to EBITDA Ratio is defined in the Credit Agreement.

	Applicable Margin

Funded Debt to EBITDA Ratio	Prime Rate Advance	Eurodollar Advance

Greater than or equal to 2.00 to 1.00	0.00%	1.25%
Less than 2.00 to 1.00 but greater than or equal to 1.00 to 1.00	0.00%	0.75%
Less than 1.00 to 1.00	0.00%	0.75%

The Applicable Margin shall, in each case, be determined and adjusted quarterly on the first day of the month after the date of delivery of the quarterly and annual financial statements required by the Credit Agreement, provided, however, that if such financial statements are not delivered within two Business Days after the required date (each, an “Interest Determination Date”), the Applicable Margin shall increase to the maximum percentage amount set forth in the table above from the date such financial statements were required to be delivered to the Bank until received by the Bank. The Applicable Margin shall be effective from an Interest Determination Date until the next Interest Determination Date. Such determinations by the Bank shall be conclusive absent manifest error. The initial Applicable Margin for Prime Rate Advances is 0.00% and for Eurodollar Advances is 0.75%.

“Credit Agreement” means a certain Credit Agreement, dated June 30, 2004, between the Borrower and the Bank.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Indiana and/or New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed.

“Eurodollar Base Rate” means, with respect to the relevant Interest Period, the applicable British Bankers’ Association LIBOR rate for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such British Bankers’ Association LIBOR rate is available to the Bank, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Bank to be the rate at which BANK ONE CORPORATION or one of its affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the principal amount outstanding on such date and having a maturity equal to such Interest Period.

“Eurodollar Advance” means any borrowing under this Note when and to the extent that its interest rate is determined by reference to the Eurodollar Rate.

“Eurodollar Rate” means, with respect to a Eurodollar Advance for the relevant interest Period, the sum of (i) the Applicable Margin plus (ii) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such interest Period.

“Interest Period” means, with respect to a Eurodollar Advance, a period of one (1), two (2), three (3) or six (6) month(s) commencing on a Business Day selected by the Borrower pursuant to this Note. Such Interest Period shall end on the day which corresponds numerically to such date one (1), two (2), three (3) or six (6) month(s) thereafter, as applicable, provided, however, that if there is no such numerically corresponding day in such first, second, third or sixth succeeding month(s), as applicable, such Interest Period shall end on the last Business Day of such first, second, third or sixth succeeding month(s), as applicable. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by the Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Prime Rate Advance” means any Advance under this Note when and to the extent that its interest rate is determined by reference to the Prime Rate.

“Principal Payment Date” is defined in the paragraph entitled “Principal Payments” below.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Reserve Requirement” means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D.

Interest Rates. The Advance(s) evidenced by this Note may be drawn down and remain outstanding as up to five (5) Eurodollar Advances and/or a Prime Rate Advance. The Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of each Prime Rate Advance at the Prime Rate plus the Applicable Margin and each Eurodollar Advance at the Eurodollar Rate. Interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days. In no event shall the interest rate applicable to any Advance exceed the maximum rate allowed by law. Any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Bank Records. The Bank shall, in the ordinary course of business, make notations in its records of the date, amount, interest rate and Interest Period of each Advance hereunder, the amount of each payment on the Advances, and other information. Such records shall, in the absence of manifest error, be conclusive as to the outstanding principal balance of and interest rate or rates applicable to this Note.

Notice and Manner of Electing Interest Rates on Advances. The Borrower shall give the Bank written notice (effective upon receipt) of the Borrower’s intent to draw down an Advance under this Note no later than 11:00 a.m. Eastern time, one (1) Business Day before disbursement, if the full amount of the drawn Advance is to be disbursed as a Prime Rate Advance and three (3) Business Days before disbursement, if any part of such Advance is to be disbursed as a Eurodollar Advance. The Borrower’s notice must specify: (a) the disbursement date, (b) the amount of each Advance, (c) the type of each Advance (Prime Rate Advance or Eurodollar Advance), and (d) for each Eurodollar Advance, the duration of the applicable Interest Period; provided, however, that the Borrower may not elect an Interest Period ending after the maturity date of this Note. Each Eurodollar Advance shall be in a minimum amount of One Million and 00/100 Dollars ($1,000,000.00). All notices under this paragraph are irrevocable. By the Bank’s close of business on the disbursement date and upon fulfillment of the conditions set forth herein and in any other of the Related Documents, the Bank shall disburse the requested Advances in immediately available funds by crediting the amount of such Advances to the Borrower’s account with the Bank.

Conversion and Renewals. The Borrower may elect from time to time to convert one type of Advance into another or to renew any Advance by giving the Bank written notice no later than 11:00 a.m. Eastern time, one (1) Business Day before conversion into a Prime Rate Advance and three (3) Business Days before conversion into or renewal of a Eurodollar Advance, specifying: (a) the renewal or conversion date, (b) the amount of the Advance to be converted or renewed, (c) in the case of conversion, the type of Advance to be converted into (Prime Rate Advance or Eurodollar Advance), and (d) in the case of renewals of or conversion into a Eurodollar Advance, the applicable Interest Period, provided that (i) the minimum principal amount of each Eurodollar Advance outstanding after a renewal or conversion shall be One Million and 00/100 Dollars ($1,000,000.00); (ii) a Eurodollar Advance can only be converted on the last day of the Interest Period for the Advance; and (iii) the Borrower may not elect an Interest Period ending after the maturity date of this Note. All notices given under this paragraph are irrevocable. If the Borrower fails to give the Bank the notice specified above for the renewal or conversion of a Eurodollar Advance by 11:00 a.m. Eastern time three (3) Business Days before the end of the Interest Period for that Advance, the Advance shall automatically be converted to a Prime Rate Advance on the last day of the Interest Period for the Advance.

The Borrower may permanently reduce the Line of Credit commitment, in integral multiples of $1,000,000.00, by providing at least five Business Days’ written notice to the Bank and shall be irrevocable, which notice shall specify the amount of any such reduction, provided, however, that the amount of the aggregate commitment may not be reduced below the aggregate outstanding principal balance outstanding under this Note.

Interest Payments. Interest on the Advances shall be paid as follows:

A.       For each Prime Rate Advance, on the last day of each month beginning with the first month following disbursement of the Advance or following conversion of an Advance into a Prime Rate Advance, and at the maturity or conversion of the Advance into a Eurodollar Advance;

B.       For each Eurodollar Advance, on the last day of the Interest Period for the Advance and, if the Interest Period is longer than three months, at three-month intervals beginning with the day three months from the date the Advance is disbursed.

Principal Payments. All outstanding principal and interest is due and payable in full on September 30, 2007, which is defined herein as the “Principal Payment Date”.

Default Rate of Interest. After a default has occurred under this Note, whether or not the Bank elects to accelerate the maturity of this Note because of such default, all Advances outstanding under this Note, including all Eurodollar Advances, shall bear interest at a per annum rate equal to the Prime Rate, plus the Applicable Margin for a Prime Rate Advance, plus three percent (3.00%) from the date the Bank elects to impose such rate. Imposition of this rate shall not affect any limitations contained in this Note on the Borrower’s right to repay principal on any Eurodollar Advance before the expiration of the Interest Period for that Advance.

Prepayment. The Borrower may prepay all or any part of any Prime Rate Advance at any time without premium or penalty. The Borrower may prepay any Eurodollar Advance only at the end of an Interest Period.

Funding Loss Indemnification. Upon the Bank’s request, the Borrower shall pay the Bank amounts sufficient in the Bank’s reasonable opinion) to compensate it for any loss, cost, or expense incurred as a result of:

A.       Any payment of a Eurodollar Advance on a date other than the last day of the Interest Period for the Advance, including, without limitation, acceleration of the Advances by the Bank pursuant to this Note or the Related Documents; or

B.       Any failure by the Borrower to borrow or renew a Eurodollar Advance on the date specified in the relevant notice from the Borrower to the Bank.

Additional Costs. If any applicable domestic or foreign law, treaty, government rule or regulation now or later in effect (whether or not it now applies to the Bank) or the interpretation or administration thereof by a governmental authority charged with such interpretation or administration, or compliance by the Bank with any guideline, request or directive of such an authority (whether or not having the force of law), shall (a) affect the basis of taxation of payments to the Bank of any amounts payable by the Borrower under this Note or the Related Documents (other than taxes imposed on the overall net income of the Bank by the jurisdiction or by any political subdivision or taxing authority of the jurisdiction in which the Bank has its principal office), or (b) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Bank, or (c) impose any other condition with respect to this Note or the Related Documents and the result of any of the foregoing is to increase the cost to the Bank of maintaining any Eurodollar Advance or to reduce the amount of any sum receivable by the Bank on such an Advance, or (d) affect the amount of capital required or expected to be maintained by the Bank (or any corporation controlling the Bank) and the Bank determines that the amount of such capital is increased by or based upon the existence of the Bank’s obligations under this Note or the Related Documents and the increase has the effect of reducing the rate of return on the Bank’s (or its controlling corporation’s) capital as a consequence of the obligations under this Note or the Related Documents to a level below that which the Bank (or its controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then the Borrower shall pay to the Bank, from time to time, upon request by the Bank, additional amounts sufficient to compensate the Bank for the increased cost or reduced sum receivable. Whenever the Bank shall learn of circumstances described in this section which are likely to result in additional costs to the Borrower, the Bank shall give prompt written notice to the Borrower of the basis for and the estimated amount of any such anticipated additional costs. A statement as to the amount of the increased cost or reduced sum receivable, prepared in good faith and in reasonable detail by the Bank and submitted by the Bank to the Borrower, shall be conclusive and binding for all purposes absent manifest error in computation.

Illegality. If any applicable domestic or foreign law, treaty, rule or regulation now or later in effect (whether or not it now applies to the Bank) or the interpretation or administration thereof by a governmental authority charged with such interpretation or administration, or compliance by the Bank with any guideline, request or directive of such an authority (whether or not having the force of law), shall make it unlawful or impossible for the Bank to maintain or fund the Eurodollar Advances, then, upon notice to the Borrower by the Bank, the outstanding principal amount of the Eurodollar Advances, together with accrued interest and any other amounts payable to the Bank under this Note or the Related Documents on account of the Eurodollar Advances shall be repaid (a) immediately upon the Bank’s demand if such change or compliance with such requests, in the Bank’s judgment, requires immediate repayment, or (b) at the expiration of the last Interest Period to expire before the effective date of any such change or request provided, however, that subject to the terms and conditions of this Note and the Related Documents the Borrower shall be entitled to simultaneously replace the entire outstanding balance of any Eurodollar Advance repaid in accordance with this section with a Prime Rate Advance in the same amount.

Inability to Determine Interest Rate. If the Bank determines that (a) quotations of interest rates for the relevant deposits referred to in the definition of Eurodollar Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the interest rate on a Eurodollar Advance as provided in this Note, or (b) the relevant interest rates referred to in the definition of Eurodollar Rate do not accurately cover the cost to the Bank of making or maintaining Eurodollar Advances, then the Bank shall forthwith give notice of such circumstances to the Borrower, whereupon (i) the obligation of the Bank to make Eurodollar Advances shall be suspended until the Bank notifies the Borrower that the circumstances giving rise to the suspension no longer exists, and (ii) the Borrower shall repay in full the then outstanding principal amount of each Eurodollar Advance, together with accrued interest, on the last day of the then current Interest Period applicable to the Advance, provided, however, that, subject to the terms and conditions of this Note and the Related Documents, the Borrower shall be entitled to simultaneously replace the entire outstanding balance of any Eurodollar Advance repaid in accordance with this section with a Prime Rate Advance in the same amount.

Obligations Due on Non-Business Day. Whenever any payment under this Note becomes due and payable on a day that is not a Business Day, if no default then exists under this Note, the maturity of the payment shall be extended to the next succeeding Business Day, except, in the case of a Eurodollar Advance, if the result of the extension would be to extend the payment into another calendar month, the payment must be made on the immediately preceding Business Day.

Matters Regarding Payment. The Borrower will pay the Bank at the Bank’s address shown above or at such other place as the Bank may designate. Payments shall be allocated among principal, interest and fees at the discretion of the Bank unless otherwise agreed or required by applicable law. Acceptance by the Bank of any payment which is less than the payment due at the time shall not constitute a waiver of the Bank’s right to receive payment in full at that time or any other time.

Authorization for Direct Payments (ACH Debits). To effectuate any payment due under this Note, the Borrower hereby authorizes the Bank to initiate debit entries to Account Number _____________________ at the Bank and to debit the same to such account. This authorization to initiate debit entries shall remain in full force and effect until the Bank has received written notification of its termination in such time and in such manner as to afford the Bank a reasonable opportunity to act on it. The Borrower represents that the Borrower is and will be the owner of all funds in such account. The Borrower acknowledges (1) that such debit entries may cause an overdraft of such account which may result in the Bank’s refusal to honor items drawn on such account until adequate deposits are made to such account; (2) that the Bank is under no duty or obligation to initiate any debit entry for any purpose; and (3) that if a debit is not made because the above-referenced account does not have a sufficient available balance, or otherwise, the payment may be late or past due.

Credit Facility. The Bank has approved a credit facility to the Borrower in a principal amount not to exceed the face amount of this Note. The credit facility is in the form of advances made from time to time by the Bank to the Borrower. This Note evidences the Borrower’s obligation to repay those advances. The aggregate principal amount of debt evidenced by this Note is the amount reflected from time to time in the records of the Bank. Until the earliest of maturity, the occurrence of any default, or the occurrence of any event that would constitute a default but for the giving of notice or the lapse of time or both until the end of any grace or cure period, the Borrower may borrow, pay down and reborrow under this Note subject to the terms of the Related Documents.

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Miscellaneous. This Note binds the Borrower and its successors, and benefits the Bank, its successors and assigns. Any reference to the Bank includes any holder of this Note. This Note is issued pursuant and entitled to the benefits of that certain Credit Agreement by and between the Borrower and the Bank, dated June 30, 2004, and all replacements thereof (the “Credit Agreement”) to which reference is hereby made for a more complete statement of the terms and conditions under which the loan evidenced hereby is made and is to be repaid. The terms and provisions of the Credit Agreement are hereby incorporated and made a part hereof by this reference thereto with the same force and effect as if set forth at length herein. No reference to the Credit Agreement and no provisions of this Note or the Credit Agreement shall alter or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on this Note as herein prescribed. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Address:	P. O. Box 877	Borrower:
Dubuque, IA 52004-0877
Flexsteel Industries, Inc.

		By:	/s/ R.J. Klosterman

			R.J. Klosterman,	Exec. V.P., C.F.O., Secretary

			Printed Name	Title

		Date Signed:	June 29, 2004

Credit Agreement

This agreement dated as of June 30, 2004 between Bank One, NA, with its main office in Chicago, IL, and its successors and assigns, (the “Bank”), whose address is 111 Monument Circle, Indianapolis, IN 46277, and Flexsteel Industries, Inc. (the “Borrower”), whose address is P. O. Box 877, Dubuque, IA 52004-0877.

1.	Credit Facilities.

1.1

Scope. This agreement governs Facility A, Facility B, and Facility C, and, unless otherwise agreed to in writing by the Bank and the Borrower or prohibited by applicable law, governs the Credit Facilities.

1.2

Facility A (Line of Credit). The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $20,000,000.00 in the aggregate at any one time outstanding (“Facility A”). Credit under Facility A shall be repayable as set forth in a Line of Credit Note executed concurrently with this agreement to evidence Facility A, and any renewals, modifications or extensions thereof. The proceeds of Facility A shall be used to refinance existing debt with the Bank in the name of DMI and to provide funds to finance additional working capital. The Borrower may elect from time to time to permanently reduce the amount of the Bank’s commitment with respect to facility A as provided in the Line of Credit Note evidencing Facility A.

Non Usage Fee. The Borrower shall pay to the Bank a non-usage fee on the average daily unused portion of Facility A at a rate per annum set forth below opposite the applicable Funded Debt to EBITDA Ratio, payable in arrears for each calendar quarter within ten (10) days of billing by the Bank. Funded Debt to EBITDA Ratio is defined in Section 4.2 K of the Credit Agreement.

Funded Debt to EBITDA Ratio	Non-usage Fee

Greater than or equal to 2.00 to 1.00	20 bp
Less than 2.00 to 1.00 but greater than or equal to 1.00 to 1.00	10 bp
Less than 1.00 to 1.00	10 bp

The Bank’s determination of the non-usage fee on Facility A shall be conclusive, absent manifest error.

1.3

Facility B (Line of Credit). The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $20,000,000.00 in the aggregate at any one time outstanding (“Facility B”). Credit under Facility B shall be repayable as set forth in a Line of Credit Note executed concurrently with this agreement to evidence Facility B, and any renewals, modifications or extensions thereof. The proceeds of Facility B shall be to refinance existing debt with the Bank in the name of DMI. and to provide funds to finance additional working capital. The Borrower may elect from time to time to permanently reduce the amount of the Bank’s commitment with respect to facility B as provided in the Line of Credit Note evidencing Facility B.

1.4

Facility C (Letters of Credit). The Bank has approved a credit facility for letters of credit to the Borrower and/ or DMI in the principal sum not to exceed $7,000,000.00 in the aggregate at any one time outstanding (“Facility C”). The proceeds of Facility C shall be used to support letters of credit issued for the account of Borrower and / or DMI.

Non Usage Fee. The Borrower shall pay to the Bank a non-usage fee on the average daily unused portion of Facility C at a rate per annum set forth below opposite the applicable Funded Debt to EBITDA Ratio, payable in arrears for each calendar quarter within ten (10) days of billing by the Bank.

Funded Debt to EBITDA Ratio	Non-usage Fee

Greater than or equal to 2.00 to 1.00	20 bp
Less than 2.00 to 1.00 but greater than or equal to 1.00 to 1.00	10 bp
Less than 1.00 to 1.00	10 bp

The Bank’s determination of the non-usage fee on Facility C shall be conclusive, absent manifest error.

Letters of Credit. At any time that no default has occurred and is continuing or would result, and no event has occurred and is continuing or would result which, with the giving of notice or the lapse of time or both would be a default, the Bank agrees to issue letters of credit for the account of the Borrower and/ or DMI until September 30, 2007, provided that (a) the aggregate maximum available amount which is drawn and unreimbursed or may be drawn under all letters of credit which are outstanding at any time, including without limitation all letters of credit issued for the account of the Borrower and/ or DMI which are outstanding on the date of this agreement, shall not exceed $7,000,000.00, (b) the issuance of any letter of credit with an expiration date beyond September 30, 2007, shall be entirely at the discretion of the Bank, (c) any letter of credit shall be a commercial letter of credit and the form of the requested letter of credit shall be satisfactory to the Bank, in the Bank’s sole discretion, and (d) the Borrower and DMI shall have executed an application and reimbursement agreement for any letter of credit in the Bank’s standard form. The Borrower shall pay the Bank a fee (the “L/C Fee”) for each commercial letter of credit that is issued, at a rate per annum set forth below opposite the applicable Funded Debt to EBITDA Ratio, payable in arrears for each calendar quarter within ten (10) days of billing by the Bank. Funded Debt to EBITDA Ratio is defined in Section 4.2L of the Credit Agreement. No credit shall be given for fees paid due to early termination of any letter of credit. The Borrower shall also pay the Bank’s standard transaction fees with respect to any transactions occurring on an account of any letter of credit. Each fee shall be payable when the related letter of credit is issued, and transaction fees shall be payable upon completion of the transaction as to which they are charged. All fees may be debited by the Bank to any deposit account of the Borrower carried with the Bank without further authority and, in any event, shall be paid by the Borrower within ten (10) days following billing.

Funded Debt to EBITDA Ratio	L/C Fee

Greater than or equal to 2.00 to 1.00	125 bp
Less than 2.00 to 1.00 but greater than or equal to 1.00 to 1.00	75 bp
Less than 1.00 to 1.00	75 bp

The Bank’s determination of the L/C Fee shall be conclusive, absent manifest error.

2.	Definitions. As used in this agreement, the following terms have the following respective meanings:

	2.1	“Credit Facilities” means all extensions of credit from the Bank to the Borrower, whether now existing or hereafter arising, including but not limited to those described in Section 1.

	2.2	“Capital Expenditures” means any expenditure or the incurrence of any obligation or liability by the Borrower for any asset which is classified as a capital asset.

2.3

“Distributions” means all dividends and other distributions made by the Borrower to its shareholders, partners, owners or members, as the case may be, other than salary, bonuses, and other compensation for services expended in the current accounting period.

	2.4	“DMI” means DMI Furniture, Inc.

	2.5	“Funded Debt to EBITDA Ratio” is used as that term is defined in Section 4.2 K.

2.6

“Liabilities” means all obligations, indebtedness and liabilities of the Borrower to any one or more of the Bank, BANK ONE CORPORATION, and any of their subsidiaries, affiliates or successors, now existing or later arising, including, without limitation, all loans, advances, interest, costs, overdraft indebtedness, credit card indebtedness, lease obligations, or obligations relating to any Rate Management Transaction, all monetary obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations or substitutions of any of the foregoing, whether the Borrower may be liable jointly with others or individually liable as a debtor, maker, co-maker, drawer, endorser, guarantor, surety or otherwise, and whether voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or unliquidated. The term “Rate Management Transaction” in this agreement means any transaction (including an agreement with respect thereto) now existing or hereafter entered into among the Borrower, the Bank or BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction

(including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

	2.7	“Notes” means the Line of Credit Note(s) described in Section 1, and all promissory notes, instruments and/or contracts evidencing the terms and conditions of the Liabilities.

2.8

“Related Documents” means all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with this agreement or in connection with any of the Liabilities.

	2.9	“Subordinated Debt” means debt subordinated to the Bank in manner and by agreement satisfactory to the Bank.

2.10

“Subsidiary” of a person or entity means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such person or entity or by one or more of its Subsidiaries or by such person or entity and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower, and include, without limitation, DMI.

3.	Affirmative Covenants. The Borrower shall, and shall cause each Subsidiary to::

3.1

Insurance. Maintain insurance with financially sound and reputable insurers covering its properties and business against those casualties and contingencies and in the types and amounts as are in accordance with sound business and industry practices, and furnish to the Bank, upon request of the Bank, reports on each existing insurance policy showing such information as the Bank may reasonably request.

3.2

Existence. Maintain its existence and business operations as presently in effect in accordance with all applicable laws and regulations, pay its debts and obligations when due under normal terms, and pay on or before their due date, all taxes, assessments, fees and other governmental monetary obligations, except as they may be contested in good faith if they have been properly reflected on its books and, at the Bank’s request, adequate funds or security has been pledged to insure payment.

	3.3	Financial Records. Maintain proper books and records of account, in accordance with generally accepted accounting principles, and consistent with financial statements previously submitted to the Bank.

3.4

Inspection. Permit the Bank, its assigns or agents, at such times and at such intervals as the Bank may reasonably require: (1) to inspect, examine, audit and copy its business records, and to discuss the its business, operations, and financial condition with its officers and accountants; and (2) to inspect the its business operations and sites.

	3.5	Financial Reports. Furnish to the Bank whatever information, books and records the Bank may from time to time reasonably request, including at a minimum:

A.          Via either the EDGAR System or its Home Page, within ten (10) days after the filing of its Quarterly Report on Form 10-Q for the fiscal quarter then ended with the Securities and Exchange Commission, but no event later than forty-five (45) days after the end of such fiscal quarter, copies of the financial statements for such fiscal quarter as contained in such Quarterly Report on Form 10-Q, and, as soon as it shall become available, a quarterly report to shareholders of the Borrower for the fiscal quarter then ended.

              Via either the EDGAR System or its Home Page, promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any subsidiary with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said Commission.

If for any reason the EDGAR System and/or its Home Page are not available to the Borrower as is required for making available the financial statements or reports referred to above, the Borrower shall then furnish a copy of such financial statements or reports to the Bank.

For the purposes of this section, “EDGAR System” means the Electronic Data Gathering Analysis and Retrieval System owned and operated by the United States Securities and Exchange Commission or any replacement system, and “Home Page” means the Borrower’s corporate home page on the World Wide Web accessible through the Internet via the universal resource locator (URL) identified as “www.flexsteel.com” or such other universal resource locator that the Borrower shall designate in writing to the Bank as its corporate home page on the World Wide Web.

B.          Within one hundred (100) days after and as of the end of each of its fiscal years, a detailed financial statement including a balance sheet and statements of income, cash flow and retained earnings, such financial statement, to be audited by an independent certified public accountant of recognized standing acceptable to the Bank in the Bank’s sole discretion.

3.6

Notices of Claims, Litigation, Defaults, etc. Promptly inform the Bank in writing of (1) all existing and all threatened litigation, claims, investigations, administrative proceedings and similar actions affecting the Borrower or any Subsidiary, which could materially affect the financial condition of the Borrower or any Subsidiary; (2) the occurrence of any event which gives rise to the Bank’s option to terminate the Credit Facilities; (3) the institution of steps by the Borrower or any Subsidiary to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which the Borrower and any Subsidiary may have liability; (4) any additions to or changes in the locations of the Borrower’s or any Subsidiary’s businesses; and (5) any alleged breach of any provision of this agreement or of any other agreement related to the Credit Facilities by the Bank.

	3.7	Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between the Borrower and any Subsidiary and any other party.

3.8

Title to Assets and Property. Maintain good and marketable title to all of the Borrower’s and each Subsidiary’s assets and properties, and defend such assets and properties against all claims and demands of all persons at any time claiming any interest in them.

	3.9	Additional Assurances. Make, execute and deliver to the Bank such other agreements as the Bank may reasonably request to evidence the Credit Facilities and to perfect any security interests.

	3.10	Employee Benefit Plans. Maintain each employee benefit plan as to which the Borrower may have any liability, in compliance with all applicable requirements of law and regulations.

3.11

Banking Relationship. Cause DMI to maintain its primary banking depository and disbursement relationship with the Bank and establish such accounts and maintain balances therein with the Bank sufficient to cover the cost of all the Bank’s services provided; provided, however, that nothing herein shall require DMI to keep and maintain a specific minimum balance in such accounts.

Compliance Certificates. Provide the Bank, within forty-five (45) days after the end of each fiscal quarter, (excluding the 4th fiscal quarter) and within one hundred (100) days after the end of each fiscal year, with a certificate executed by the Borrower's chief financial officer, or other officer or a person acceptable to the Bank, certifying that, as of the date of the certificate, no default exists under any provision of this agreement.

4.	Negative Covenants.

4.1

Unless otherwise noted, the financial requirements set forth in this section will be computed in accordance with generally accepted accounting principles applied on a basis consistent with financial statements previously submitted by the Borrower to the Bank.

	4.2	Without the written consent of the Bank, the Borrower will not, and will not allow or permit any Subsidiary to:

A.          Debt. Incur, contract for, assume, or permit to remain outstanding, indebtedness for borrowed money, installment obligations, or obligations under capital leases or operating leases, other than (1) unsecured trade debt incurred in the ordinary course of business, (2) indebtedness owing to the Bank, (3) indebtedness reflected in the latest financial statement of the Borrower and the Subsidiaries furnished to the Bank prior to execution of this agreement and that is not to be paid with proceeds of borrowings under the Credit Facilities, and (4) other unsecured indebtedness and purchase money indebtedness in an aggregate amount not to exceed $10,000,000.00 at any time outstanding for the Borrower and the Subsidiaries.

B.          Guaranties. Guarantee or otherwise become or remain secondarily liable on the undertaking of another, except for endorsement of drafts for deposit and collection in the ordinary course of business, and unsecured guaranties by the Borrower and the Subsidiaries in an aggregate amount not at any time exceeding $3,000,000.00 of guaranteed debt.

C.          Liens. Create or permit to exist any lien on any of its property, real or personal, except: existing liens known to the Bank; liens to the Bank; liens incurred in the ordinary course of business securing current non-delinquent liabilities for taxes, worker’s compensation, unemployment insurance, social security and pension liabilities, and purchase money security interests which secure any purchase money indebtedness permitted under this agreement.

D.          Use of Proceeds. Use, or permit any proceeds of the Credit Facilities to be used, directly or indirectly, for: (1) any personal, family or household purpose; or (2) the purpose of “purchasing or carrying any margin stock” within the meaning of Federal Reserve Board Regulation U. At the Bank’s request, the Borrower will furnish a completed Federal Reserve Board Form U-1.

E.          Continuity of Operations. (1) Engage in any business activities substantially different from those in which it is presently engaged; (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve, or sell any assets out of the ordinary course of business; (3) enter into any arrangement with any person providing for the leasing by the Borrower or any subsidiary of real or personal property which has been sold or transferred by the Borrower or subsidiary to such person; or (4) change its business organization, the jurisdiction. under which its business organization is formed or organized, or its chief executive office, or any places of its businesses.

F.          Limitation on Negative Pledge Clauses. Enter into any agreement with any person other than the Bank which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create or permit to exist any lien on any of its property, assets or revenues, whether now owned or hereafter acquired.

G. Conflicting Agreements. Enter into any agreement containing any provision which would be violated or breached by the performance of the Borrower’s obligations under this agreement.

H.          Investments, and Acquisitions. Permit to exist any investments (including without limitation, loans and advances to, and other investments in, Subsidiaries), or commitments therefor, or to create any subsidiary or to become or remain a partner in any partnership or joint venture, or make any acquisition of any person, except:

(i)	Cash equivalent investments;
(ii)	Extensions of credit or credit accommodations to customers or vendors made by Borrower or a Subsidiary-in the ordinary course of business;
(iii)

Reasonable salary advances to non-executive employees, and other advances to agents and employees for anticipated expenses to be incurred on behalf of Borrower or any Subsidiary in the course of discharging their assigned duties;

(iv)	Existing investments in Subsidiaries and other investments in existence prior to the agreement date; or
(v)

Acquisitions made after the Agreement date, provided that, (a) the aggregate purchase prices paid or payable in all such acquisitions consummated during any period of twelve consecutive calendar months is not in excess of $25,000,000.00 for the Borrower and the Subsidiaries, and no default has occurred and is continuing or would result and no event has occurred and is continuing or would result that, with the giving of notice or the lapse of time or both, would be a default.

I.	Asset Sales. Lease, sell or otherwise dispose of its property to any other person, except:

(i)	sale of inventory in the ordinary course of business; or
(ii)

leases, sales or other dispositions of property with persons and entities who are unaffiliated with the Borrower or any Subsidiary, provided that the fair market value of such property when aggregated with the fair market value of all other property of Borrower and its Subsidiaries previously leased, sold or disposed of (other than inventory in the ordinary course of business) as permitted by this Section during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, does not exceed $5,000,000.00.

J.          EBITDA/ Interest Ratio. Permit as of any fiscal quarter end, its ratio determined on a consolidated basis for Borrower and its Subsidiaries, of (i) net income, plus amortization, depreciation, interest expense and income taxes, all computed for the twelve month period then ending, to (ii) interest expense, computed for the same such period, to be less than 3.00 to 1.00.

K.          Funded Debt to EBITDA Ratio. Permit as of any fiscal quarter end, its “Funded Debt to EBITDA Ratio” to be greater than 3.50 to 1.00. As used herein, “Funded Debt to EBITDA Ratio” means the ratio, determined on a consolidated basis for Borrower and its Subsidiaries, of (i) total liabilities excluding (a) accounts arising from the purchase of goods and services in the ordinary course of business, (b) accrued expenses or losses, and (c) deferred revenues or gains, all computed as of the end of the fiscal quarter for which this ratio is being determined, to (ii) net income, plus amortization, depreciation, interest expense and income taxes, all computed for the twelve month period ending with such fiscal quarter end.

L.          Government Regulation. (1) Be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits Bank from making any advance or extension of credit to Borrower an any Subsidiary or from otherwise conducting business with Borrower or any Subsidiary, or (2) fail to provide documentary and other evidence of Borrower’s or any Subsidiary’s identity as may be requested by Bank at any time to enable Bank to verify Borrower’s or any Subsidiary’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

5.	Representations.

5.1

Representations by the Borrower. The Borrower represents and warrants to the Bank that: (a) its principal residence or chief executive office is at the address shown above, (b) its name as it appears in this agreement is its exact name as it appears in its organizational documents, as amended, including any trust documents, (c) the execution and delivery of this agreement and the Notes, and the performance of the obligations they impose, do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or other third party, (d) this agreement and the Notes are valid and binding agreements, enforceable according to their terms, (e) all balance sheets, profit and loss statements, and other financial statements and other information furnished to the Bank in connection with the Liabilities are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates, (f) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against the Borrower or any Subsidiary is pending or threatened, and no other event has occurred which may. in any one case or in the aggregate materially adversely affect the Borrower’s consolidated financial condition or any of the Borrower’s or any Subsidiary’s properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by the Bank in writing, (g) all of the Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being contested by the Borrower in good faith and for which adequate reserves have been provided, (h) the Borrower is not an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended, (i) the Borrower is not a “holding company”, or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended, 0) there are no defenses or counterclaims, offsets or adverse claims, demands or actions of any kind, personal or otherwise, that the Borrower could assert with respect to this agreement or the Credit Facilities, (k) the Borrower owns, or is licensed to use, all trademarks, trade names, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted, and (1) the execution and delivery of this agreement and the Notes and the performance of the obligations they impose, if the Borrower is other than a natural person (i) are within its powers, (ii) have been duly authorized by all necessary action of its governing body, and (iii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any partnership, operating or other agreement governing its affairs.

5.2

Continuing Representations. Each request for an advance or conversion or continuation of an advance under any of the Credit Facilities shall constitute a representation and warranty by the Borrower that all of the representations and warranties set forth in this agreement shall be true and correct on and as of such date with the same effect as though such representations and warranties had been made on such date, except to the extent that such representations and warranties are stated to expressly relate solely to an earlier date.

6.	Default/Remedies.

6.1	Events of Default/Acceleration. If any of the following events occurs the Notes shall become due immediately, without notice, at the Bank’s option:

A.          The Borrower, any Subsidiary, or any guarantor of the Notes (the “Guarantor”) fails to pay when due any amount payable under the Notes, under any of the Liabilities, or under any agreement or instrument evidencing debt to any creditor.

B.          The Borrower, any Subsidiary, or any Guarantor (1) fails to observe or perform any other term of the Notes; (2) makes any materially incorrect or misleading representation, warranty, or certificate to the Bank; (3)

makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Bank; or (4) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by the Notes) and the effect of such default will allow the creditor to declare the debt due before its maturity.

C.          In the event (1) there is a default under the terms of any Related Document, (2) any guaranty of the loan evidenced by the Notes is terminated or becomes unenforceable in whole or in part, (3) any Guarantor fails to promptly perform under its guaranty, or (4) the Borrower, any Subsidiary, or any Guarantor fail to comply with, or pay, or perform under any agreement, now or hereafter in effect, with BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors or assigns.

D. There is any loss, theft, damage, or destruction of any collateral securing the Credit Facilities not covered by insurance.

E.           A “reportable event” (as defined in the Employee Retirement Income Security Act of 1974 as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of the Borrower, any Subsidiary, or any affiliate of the Borrower.

F. The Borrower, any Subsidiary, or any Guarantor becomes insolvent or unable to pay its debts as they become due.

G.          The Borrower, any Subsidiary, or any Guarantor (1) makes an assignment for the benefit of creditors; (2) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (3) commences any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction.

H. A custodian, receiver, or trustee is appointed for the Borrower; any Subsidiary, or.any Guarantor or for a substantial part of its assets without its consent.

I.           Proceedings are commenced against the Borrower, any Subsidiary, or any Guarantor under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and they remain undismissed. for thirty (30) days after commencement; or the Borrower, any Subsidiary, or the Guarantor consents to the commencement of those proceedings.

J.          Any judgment is entered against the Borrower, any Subsidiary, or any Guarantor, or any attachment, levy, or garnishment is issued against any property of the Borrower, any Subsidiary, or any Guarantor.

K.          The Borrower, any Subsidiary, or any Guarantor dies, or a guardian or conservator is appointed for the Borrower, any Subsidiary, or any Guarantor or all or any portion of the Borrower’s assets, any Subsidiary’s assets, any Guarantor’s assets, or the Collateral.

L.          The Borrower, any Subsidiary, or any Guarantor, without the Bank’s written consent (1) is dissolved, (2) merges or consolidates with any third party, (3) leases, sells or otherwise conveys a material part of its assets or business outside the ordinary course of its business, (4) leases, purchases, or otherwise acquires a material part of the assets of any other business entity, except in the ordinary course of its business, or (5) agrees to do any of the foregoing (notwithstanding the foregoing, any subsidiary may merge or consolidate with any other subsidiary, or with the Borrower, so long as the Borrower is the survivor).

6.2	Remedies.

A.          Generally. If any of the Liabilities are not paid at maturity, whether by acceleration or otherwise, or if a default by anyone occurs under the terms of any agreement related to any of the Liabilities, then the Bank shall have the rights and remedies provided by law or this agreement: The Borrower is liable to the Bank for all reasonable costs and expenses of every kind incurred in the collection of the Notes, or in connection with the enforcement or preservation of rights under this agreement, or any amendment, supplement, or modification thereto, including without limitation reasonable attorneys’ fees (including the fees of in-house counsel) and court costs. These costs and expenses include without limitation any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding. All amounts payable under the terms of the Notes shall be paid without relief from valuation and appraisement laws.

B.          Bank’s Right of Setoff. The Borrower, for itself and as agent on behalf of each of its Subsidiaries, grants to the Bank a security interest in, and the Bank is authorized, if a default or an “unmatured default” (hereinafter defined) has occurred and is continuing or would result, to setoff and apply, all Deposits, Securities and Other Property, and Bank Debt against any and all Liabilities of the Borrower to the Bank and against any and all indebtedness, liabilities, and obligations or any Subsidiary to the Bank. This right of setoff may be exercised, if a default or an unmatured default has occurred and is continuing or would result, at any time and from time to time, and without prior notice to the Borrower or any Subsidiary. This security interest and right of setoff may be enforced or exercised by the Bank regardless of whether or not the Bank has made any demand under this paragraph or whether the Liabilities are contingent, matured, or unmatured. Any delay, neglect or conduct by the Bank in exercising its rights under this paragraph will not be a waiver of the right to exercise this right of setoff or enforce this security interest. The rights of the Bank under this paragraph are in addition to other rights the Bank may have in the Related Documents or by law. In this paragraph: (a) the term “Deposits” means any and all accounts and deposits of the Borrower or any Subsidiary (whether general, special, time, demand, provisional or final) at any time held by the Bank (including all Deposits held jointly with another, but excluding any IRA or Keogh Deposits, or any trust Deposits in which a security interest would be prohibited by law); (b) the term “Securities and Other Property” means any and all securities and other property of the Borrower or any Subsidiary in the custody, possession or control of the Bank (other than property held by the Bank in a fiduciary capacity); (c) the term “Bank Debt” means all indebtedness at any time owing by the Bank, to or for the credit or account of the Borrower or any Subsidiary; and (d) the term “unmatured default” means an event which, with the giving of notice or the lapse of time or both, would be a default under this agreement or any of the Related Documents.

7.	Miscellaneous.

7.1

Notice. Any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Bank, at its main office if no other address of the Bank is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (c) on the third Delivery Day after the notice is deposited in the mail. “Delivery Day” means a day other than a Saturday, a Sunday or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

7.2

No Waiver. No delay on the part of the Bank in the exercise of any right or remedy waives that right or remedy. No single or partial exercise by the Bank of any right or remedy precludes any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default is effective unless it is in writing and signed by the Bank, nor shall a waiver on one occasion bar or waive that right on any future occasion.

7.3

Integration. This agreement, the Notes, and any agreement related to the Credit Facilities embody the entire agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to their subject matter. If any one or more of the obligations of the Borrower under this agreement or the Notes is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrower shall not in any way be affected or impaired, and the invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrower under this agreement or the Notes in any other jurisdiction.

7.4

Governing Law and Venue. This agreement is delivered in the State of Indiana and governed by Indiana law (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under this agreement may be brought by the Bank in any state or federal court located in the State of Indiana, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of those courts. The Borrower waives any claim that the State of Indiana is not a convenient forum or the proper venue for any such suit, action or proceeding.

	7.5	Captions. Section headings are for convenience of reference only and do not affect the interpretation of this agreement.

7.6

Survival of Representations and Warranties. The Borrower understands and agrees that in extending the Credit Facilities, the Bank is relying on all representations, warranties, and covenants made by the Borrower in this agreement or in any certificate or other instrument delivered by the Borrower to the Bank under this agreement. The Borrower further agrees that regardless of any investigation made by the Bank, all such representations, warranties and covenants will survive the making of the Credit Facilities and delivery to the Bank of this agreement, shall be continuing in nature, and shall remain in full force and effect until such time as the Borrower’s indebtedness to the Bank shall be paid in full.

7.7

Non-Liability of the Bank. The relationship between the Borrower on one hand and the Bank on the other hand shall be solely that of borrower and lender. The Bank shall have no fiduciary responsibilities to the Borrower. The Bank undertakes no responsibility to the Borrower to review or inform the Borrower of any matter. in connection with any phase of the Borrower’s business or operations.

7.8

Indemnification of the Bank. The Borrower agrees to indemnify, defend and hold the Bank and BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, and each of their respective shareholders, directors, officers, employees and agents (collectively, the “Indemnified Persons”) harmless from any and all obligations, claims, liabilities, losses, damages, penalties, fines, forfeitures, actions, judgments, suits, costs, expenses and disbursements of any kind or nature (including, without limitation, any Indemnified Person’s attorneys’ fees) (collectively, the “Claims”) which may be imposed upon, incurred by or assessed against any Indemnified Person (whether or not caused by any Indemnified Person’s sole, concurrent, or contributory negligence) arising out of or relating to this agreement; the exercise of the rights and remedies granted under this agreement (including, without limitation, the enforcement of this agreement and the defense of any Indemnified Person’s action or inaction in connection with this agreement); and in connection with the Borrower’s failure to perform all of the Borrower’s obligations under this agreement, except to the limited extent that the Claims against any such Indemnified Person are proximately caused by such Indemnified Person’s gross negligence or willful misconduct. The indemnification provided for in this section shall survive the termination of this agreement and shall extend to and continue to benefit each individual or entity who is or has at any time been an Indemnified Person.

The Borrower’s indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Borrower’s assets or the Borrower’s business activities. Should any Claim be made or brought against any Indemnified Person by reason of any event as to which the Borrower’s indemnification obligations apply, then, upon any Indemnified Person’s demand, the Borrower, at its sole cost and expense, shall defend such Claim in the Borrower’s name, if necessary, by the attorneys for the Borrower’s insurance carrier (if such Claim is covered by insurance), or otherwise by such attorneys as any Indemnified Person shall approve. Any Indemnified Person may also engage its own attorneys at its reasonable discretion to defend the Indemnified Person and to assist in its defense and the Borrower agrees to pay the fees and disbursements of such attorneys.

7.9

Counterparts. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

7.10

Advice of Counsel. The Borrower acknowledges that it has been advised by counsel, or had the opportunity to be advised by counsel, in the negotiation, execution and delivery of this agreement and any documents executed and delivered in connection with the Credit Facilities.

7.11

Conflicting Terms. If this agreement is inconsistent with any provision in any agreement related to the Credit Facilities, the Bank shall determine, in the Bank’s sole and absolute discretion, which of the provisions shall control any such inconsistency.

7.12

Expenses. The Borrower agrees to pay or reimburse the Bank for all its out-of-pocket costs and expenses and reasonable attorneys’ fees (including the fees of in-house counsel) incurred in connection with the preparation and execution of this agreement, any amendment, supplement, or modification thereto, and any other documents prepared in connection herewith or therewith.

7.13

Reinstatement. All parties liable on the Notes agree that to the extent any payment is received by the Bank in connection with the Liabilities, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Bank or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a “Preferential Payment”), then the Notes shall continue to be effective or shall be reinstated, as the case may be, and whether or not the Bank is in possession of the Notes, and, to the extent of such payment or repayment by the Bank, the Liabilities or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

7.14	Severability. If any provision of this agreement cannot be enforced, the remaining portions of this agreement shall continue in effect.

7.15

Assignments. The Borrower agrees that the Bank may provide any information or knowledge the Bank may have about the Borrower or about any matter relating to the Notes or the Related Documents to BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, or to any one or more purchasers or potential purchasers of the Notes or the Related Documents. The Borrower agrees that the Bank may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights and obligations in the Notes to one or more purchasers whether or not related to the Bank.

7.16

Waivers. Any party liable on the Notes waives (a) any right to receive notice of the following matters before the Bank enforces any of its rights: (i) (i) any demand, diligence, presentment, dishonor and protest, or (ii) any action that the Bank takes regarding anyone else, any collateral, or any of the Liabilities, that it might be entitled to by law or under any other agreement; (b) any right to require the Bank to proceed against any other obligor or guarantor of the Liabilities, or any collateral, or pursue any remedy in the Bank’s power to pursue; (c) any defense based on any claim that any endorser or other parties’ obligations exceed or are more burdensome than those of the Borrower; (d) the benefit of any statute of limitations affecting liability of any endorser or other party liable hereunder or the enforcement hereof; (e) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Borrower for the Liabilities; and (f) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Liabilities or any portion thereof. Any party liable on the Notes consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or any part of any collateral, to the addition of any other party; and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of the Notes. The Bank may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver. No modification or waiver of any provision of the Notes is effective unless it is in writing and signed by the party against whom it is being enforced.

8.	USA PATRIOT ACT NOTIFICATION. The following notification is provided to Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for Borrower: When Borrower opens an account, if Borrower is an individual Bank will ask for Borrower’s name, taxpayer identification number, residential address, date of birth, and other information that will allow Bank to identify Borrower, and if Borrower is not an individual Bank will ask for Borrower’s name, taxpayer identification number, business address, and other information that will allow Bank to identify Borrower. Bank may also ask, if Borrower is an individual to see Borrower’s driver’s license or other identifying documents, and if Borrower is not an individual to see Borrower’s legal organizational documents or other identifying documents.

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9.

WAIVER OF SPECIAL DAMAGES. THE BORROWER WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

10.

JURY WAIVER. THE BORROWER AND THE BANK HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE BORROWER AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN.

Address(es) for Notices:		Borrower:
P.O. Box 877		Flexsteel Industries, Inc.
Dubuque, IA 52004-0877

Attn:	Chief Financial Officer	By:	/s/ R. J. Klosterman

			R. J. Klosterman,	Exec. V.P., C.F.O., Secretary

			Printed Name	Title

		Date Signed:	June 29, 2004

Address for Notices:		Bank:

111 Monument Circle		Bank One, NA, with its main office in Chicago, IL
Indianapolis, IN 46277

Attn:		By:	/s/ Brian Smith

			Brian Smith,	Vice President

			Printed Name	Title

		Date Signed:	June 30, 2004

Line of Credit Note

$20,000,000.00
Due: June 29, 2005	Date: June 30, 2004

Promise to Pay. On or before June 29, 2005, for value received, Flexsteel Industries, Inc. (the “Borrower”) promises to pay to Bank One, NA, with its main office in Chicago, IL, whose address is 111 Monument Circle, Indianapolis, IN 46277 (the “Bank”) or order, in lawful money of the United States of America, the sum of Twenty Million and 00/100 Dollars ($20,000,000.00) or such lesser sum as is indicated on Bank records, plus interest as provided below.

Definitions. As used in this Note, the following terms have the following respective meanings:

“Advance” means a Eurodollar Advance or a Prime Rate Advance and “Advances” means all Eurodollar Advances and all Prime Rate Advances under this Note.

“Applicable Margin” means with respect to any Prime Rate Advance or Eurodollar Advance, as the case may be, the rate per annum set forth below opposite the applicable Funded Debt to EBITDA Ratio. Funded Debt to EBITDA Ratio is defined in the Credit Agreement.

	Applicable Margin

Funded Debt to EBITDA Ratio	Prime Rate Advance	Eurodollar Advance

Greater than or equal to 2.00 to 1.00	0.00%	1.00%
Less than 2.00 to 1.00 but greater than or equal to 1.00 to 1.00	0.00%	0.75%
Less 1.00 to 1.00	0.00%	0.50%

The Applicable Margin shall, in each case, be determined and adjusted quarterly on the first day of the month after the date of delivery of the quarterly and annual financial statements required by the Credit Agreement, provided, however, that if such financial statements are not delivered within two Business Days after the required date (each, an “Interest Determination Date”), the Applicable Margin shall increase to the maximum percentage amount set forth in the table above from the date such financial statements were required to be delivered to the Bank until received by the Bank. The Applicable Margin shall be effective from an Interest Determination Date until the next Interest Determination Date. Such determinations by the Bank shall be conclusive absent manifest error. The initial Applicable Margin for Prime Rate Advances is 0.00% and for Eurodollar Advances is 0.50%.

“Credit Agreement” means a certain Credit Agreement, dated June 30, 2004, between the Borrower and the Bank.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Indiana and/or New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed.

“Eurodollar Base Rate” means, with respect to the relevant Interest Period, the applicable British Bankers’ Association LIBOR rate for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such British Bankers’ Association LIBOR rate is available to the Bank, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Bank to be the rate at which BANK ONE CORPORATION or one of its affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the principal amount outstanding on such date and having a maturity equal to such Interest Period.

“Eurodollar Advance” means any borrowing under this Note when and to the extent that its interest rate is determined by reference to the Eurodollar Rate.

“Eurodollar Rate” means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the Applicable Margin plus (ii) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period.

“Interest Period” means, with respect to a Eurodollar Advance, a period of one (1), two (2), three (3) or six (6) month(s) commencing on a Business Day selected by the Borrower pursuant to this Note. Such Interest Period shall end on the day which corresponds numerically to such date one (I), two (2), three (3) or six (6) month(s) thereafter, as applicable, provided, however, that if there is no such numerically corresponding day in such first, second, third or sixth succeeding month(s), as applicable, such Interest Period shall end on the last Business Day of such first, second, third or sixth succeeding month(s), as applicable. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by the Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Prime Rate Advance” means any Advance under this Note when and to the extent that its interest rate is determined by reference to the Prime Rate.

“Principal Payment Date” is defined in the paragraph entitled “Principal Payments” below.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Reserve Requirement” means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D.

Interest Rates. The Advance(s) evidenced by this Note may be drawn down and remain outstanding as up to five (5) Eurodollar Advances and/or a Prime Rate Advance. The Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of each Prime Rate Advance at the Prime Rate plus the Applicable Margin and each Eurodollar Advance at the Eurodollar Rate. Interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days. In no event shall the interest rate applicable to any Advance exceed the maximum rate allowed by law. Any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Bank Records. The Bank shall, in the ordinary course of business, make notations in its records of the-date, amount, interest rate and Interest Period of each Advance hereunder, the amount of each payment on the Advances, and other information. Such records shall, in the absence of manifest error, be conclusive as to the outstanding principal balance of and interest rate or rates applicable to this Note.

Notice and Manner of Electing Interest Rates on Advances. The Borrower shall give the Bank written notice (effective upon receipt) of the Borrower’s intent to draw down an Advance under this Note no later than 11:00 a.m. Eastern time, one (1) Business Day before disbursement, if the full amount of the drawn Advance is to be disbursed as a Prime Rate Advance and three (3) Business Days before disbursement, if any part of such Advance is to be disbursed as a Eurodollar Advance. The Borrower’s notice must specify: (a) the disbursement date, (b) the amount of each Advance, (c) the type of each Advance (Prime Rate Advance or Eurodollar Advance), and (d) for each Eurodollar Advance, the duration of the applicable Interest Period; provided, however, that the Borrower may not elect an Interest Period ending after the maturity date of this Note. Each Eurodollar Advance shall be-in a minimum amount of One Million and 00/100 Dollars ($1,000,000.00). All notices under this paragraph are irrevocable. By the Bank’s close of business on the disbursement date and upon fulfillment of the conditions set forth herein and in any other of the Related Documents, the Bank shall disburse the requested Advances in immediately available funds by crediting the amount of such Advances to the Borrower’s account with the Bank.

Conversion and Renewals. The Borrower may elect from time to time to convert one type of Advance into another or to renew any Advance by giving the Bank written notice no later than 11:00 a.m. Eastern time, one (1) Business Day before conversion into a Prime Rate Advance and three (3) Business Days before conversion into or renewal of a Eurodollar Advance, specifying: (a) the renewal or conversion date, (b) the amount of the Advance to be converted or renewed, (c) in the case of conversion, the type of Advance to be converted into (Prime Rate Advance or Eurodollar Advance), and (d) in the case of renewals of or conversion into a Eurodollar Advance, the applicable Interest Period, provided that (i) the minimum principal amount of each Eurodollar Advance outstanding after a renewal or conversion shall be One Million and 00/100 Dollars ($1,000,000.00); (ii) a Eurodollar Advance can only be converted on the last day of the Interest Period for the Advance; and (iii) the Borrower may not elect an Interest Period ending after the maturity date of this Note. All notices given under this paragraph are irrevocable. If the Borrower fails to give the Bank the notice specified above for the renewal or conversion of a Eurodollar Advance by 11:00 a.m. Eastern time three (3) Business Days before the end of the Interest Period for that Advance, the Advance shall automatically be converted to a Prime Rate Advance on the last day of the Interest Period for the Advance.

The Borrower may permanently reduce the Line of Credit commitment, in integral multiples of $1,000,000.00, by providing at least five Business Days’ written notice to the Bank and shall be irrevocable, which notice shall specify the amount of any such reduction, provided, however, that the amount of the aggregate commitment may not be reduced below the aggregate outstanding principal balance outstanding under this Note.

Interest Payments. Interest on the Advances shall be paid as follows:

A.       For each Prime Rate Advance, on the last day of each month beginning with the first month following disbursement of the Advance or following conversion of an Advance into aPrime Rate Advance, and at the maturity or conversion of the Advance into a Eurodollar Advance;

B.       For each Eurodollar Advance, on the last day of the Interest Period for the Advance and, if the Interest Period is longer than three months, at three-month intervals beginning with the day three months from the date the Advance is disbursed.

Principal Payments. All outstanding principal and interest is due and payable in full on June 29, 2005, which is defined herein as the “Principal Payment Date”.

Default Rate of Interest. After a default has occurred under this Note, whether or not the Bank elects to accelerate the maturity of this Note because of such default, all Advances outstanding under this Note, including all Eurodollar Advances, shall bear interest at a per annum rate equal to the Prime Rate, plus the Applicable Margin for a Prime Rate Advance, plus three percent (3.00%) from the date the Bank elects to impose such rate. Imposition of this rate shall not affect any limitations contained in this Note on the Borrower’s right to repay principal on any Eurodollar Advance before the expiration of the Interest Period for that Advance.

Prepayment. The Borrower may prepay all or any part of any Prime Rate Advance at any time without premium or penalty. The Borrower may prepay any Eurodollar Advance only at the end of an Interest Period.

Funding Loss Indemnification. Upon the Bank’s request, the Borrower shall pay the Bank amounts sufficient (in the Bank’s reasonable opinion) to compensate it for any loss, cost, or expense incurred as a result of:

A.       Any payment of a Eurodollar Advance on a date other than the last day of the Interest Period for the Advance, including, without limitation, acceleration of the Advances by the Bank pursuant to this Note or the Related Documents; or

B.       Any failure by the Borrower to borrow or renew a Eurodollar Advance on the date specified in the relevant notice from the Borrower to the Bank.

Additional Costs. If any applicable domestic or foreign law, treaty, government rule or regulation now or later in effect (whether or not it now applies to the Bank) or the interpretation or administration thereof by a governmental authority charged with such interpretation or administration, or compliance by the Bank with any guideline, request or directive of such an authority (whether or not having the force of law), shall (a) affect the basis of taxation of payments to the Bank of any amounts payable by the Borrower under this Note or the Related Documents (other than taxes imposed on the overall net income of the Bank by the jurisdiction or by any political subdivision or taxing authority of the jurisdiction in which the Bank has its principal office), or (b) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Bank, or (c) impose any other condition with respect to this Note or the Related Documents and the result of any of the foregoing is to increase the cost to the Bank of maintaining any Eurodollar Advance or to reduce the amount of any sum receivable by the Bank on such an Advance, or (d) affect the amount of capital required or expected to be maintained by the Bank (or any corporation controlling the Bank) and the Bank determines that the amount of such capital is increased by or based upon the existence of the Bank’s obligations under this Note or the Related Documents and the increase has the effect of reducing the rate of return on the Bank’s (or its controlling corporation’s) capital as a consequence of the obligations under this Note or the Related Documents to a level below that which the Bank (or its controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then the Borrower shall pay to the Bank, from time to time, upon request by the Bank, additional amounts sufficient to compensate the Bank for the increased cost or reduced sum receivable. Whenever the Bank shall learn of circumstances described in this section which are likely to result in additional costs to the Borrower, the Bank shall give prompt written notice to the Borrower of the basis for and the estimated amount of any such anticipated additional costs. A statement as to the amount of the increased cost or reduced sum receivable, prepared in good faith and in reasonable detail by the Bank and submitted by the Bank to the Borrower, shall be conclusive and binding for all purposes absent manifest error in computation.

Illegality. If any applicable domestic or foreign law, treaty, rule or regulation now or later in effect (whether or not it now applies to the Bank) or the interpretation or administration thereof by a governmental authority charged with such interpretation or administration, or compliance by the Bank with any guideline, request or directive of such an authority (whether or not having the force of law), shall make it unlawful or impossible for the Bank to maintain or fund the Eurodollar Advances, then, upon notice to the Borrower by the Bank, the outstanding principal amount of the Eurodollar Advances, together with accrued interest and any other amounts payable to the Bank under this Note or the Related Documents on account of the Eurodollar Advances shall be repaid (a) immediately upon the Bank’s demand if such change or compliance with such requests, in the Bank’s judgment, requires immediate repayment, or (b) at the expiration of the last Interest Period to expire before the effective date of any such change or request provided, however, that subject to the terms and conditions of this Note and the Related Documents the Borrower shall be entitled to simultaneously replace the entire outstanding balance of any Eurodollar Advance repaid in accordance with this section with a Prime Rate Advance in the same amount.

Inability to Determine Interest Rate. If the Bank determines that (a) quotations of interest rates for the relevant deposits referred to in the definition of Eurodollar Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the interest rate on a Eurodollar Advance as provided in this Note, or (b) the relevant interest rates referred to in the definition of Eurodollar Rate do not accurately cover the cost to the Bank of making or maintaining Eurodollar Advances, then the Bank shall forthwith give notice of such circumstances to the Borrower, whereupon (i) the obligation of the Bank to make Eurodollar Advances shall be suspended until the Bank notifies the Borrower that the circumstances giving rise to the suspension no longer exists, and (ii) the Borrower shall repay in full the then outstanding principal amount of each Eurodollar Advance, together with accrued interest, on the last day of the then current Interest Period applicable to the Advance, provided, however, that, subject to the terms and conditions of this Note and the Related Documents, the Borrower shall be entitled to simultaneously replace the entire outstanding balance of any Eurodollar Advance repaid in accordance with this section with a Prime Rate Advance in the same amount.

Obligations Due on Non-Business Day. Whenever any payment under this Note becomes due and payable on a day that is not a Business Day, if no default then exists under this Note, the maturity of the payment shall be extended to the next succeeding Business Day, except, in the case of a Eurodollar Advance, if the result of the extension would be to extend the payment into another calendar month, the payment must be made on the immediately preceding Business Day.

Matters Regarding Payment. The Borrower will pay the Bank at the Bank’s address shown above or at such other place as the Bank may designate. Payments shall be allocated among principal, interest and fees at the discretion of the Bank unless otherwise agreed or required by applicable law. Acceptance by the Bank of any payment which is less than the payment due at the time shall not constitute a waiver of the Bank’s right to receive payment in full at that time or any other time.

Authorization for Direct Payments (ACH Debits). To effectuate any payment due under this Note, the Borrower hereby authorizes the Bank to initiate debit entries to Account Number ____________________________ at the Bank and to debit the same to such account. This authorization to initiate debit entries shall remain in full force and effect until the Bank has received written notification of its termination in such time and in such manner as to afford the Bank a reasonable opportunity to act on it. The Borrower represents that the Borrower is and will be the owner of all funds in such account. The Borrower acknowledges (1) that such debit entries may cause an overdraft of such account which may result in the Bank’s refusal to honor items drawn on such account until adequate deposits are made to such account; (2) that the Bank is under no duty or obligation to initiate any debit entry for any purpose; and (3) that if a debit is not made because the above-referenced account does not have a sufficient available balance, or otherwise, the payment may be late or past due.

Credit Facility. The Bank has approved a credit facility to the Borrower in a principal amount not to exceed the face amount of this Note. The credit facility is in the form of advances made from time to time by the Bank to the Borrower. This Note evidences the Borrower’s obligation to repay those advances. The aggregate principal amount of debt evidenced by this Note is the amount reflected from time to time in the records of the Bank. Until the earliest of maturity, the occurrence of any default, or the occurrence of any event that would constitute a default but for the giving of notice or the lapse of time or both until the end of any grace or cure period, the Borrower may borrow, pay down and reborrow under this Note subject to the terms of the Related Documents.

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Miscellaneous. This Note binds the Borrower and its successors, and benefits the Bank, its successors and assigns. Any reference to the Bank includes any holder of this Note. This Note is issued pursuant and entitled to the benefits of that certain Credit Agreement by and between the Borrower and the Bank, dated June 30, 2004, and all replacements thereof (the “Credit Agreement”) to which reference is hereby made for a more complete statement of the terms and conditions under which the loan evidenced hereby is made and is to be repaid. The terms and provisions of the Credit Agreement are hereby incorporated and made a part hereof by this reference thereto with the same force and effect as if set forth at length herein. No reference to the Credit Agreement and no provisions of this Note or the Credit Agreement shall alter or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on this Note as herein prescribed. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Address:	P.O. Box 877	Borrower:
Dubuque, IA 52004-0877
Flexsteel Industries, Inc.

		By:	/s/ R.J. Klosterman

			R.J. Klosterman,	Exec. V.P., C.F.O., Secretary

			Printed Name	Title

		Date Signed:	June 29, 2004

Master Agreement
For Irrevocable
Letters of Credit

This Agreement is between

Flexsteel Industries, Inc.
and

Bank One, NA and its
subsidiaries and affiliates

MASTER AGREEMENT FOR IRREVOCABLE LETTERS OF CREDIT

The undersigned (“Applicant”) will, from time to time, request that one or more of Bank One, NA (Main Office Chicago) and/or any domestic or foreign Bank One Affiliate (as defined below) (each of such entities the “Issuer” with respect to each Credit and all of such entities collectively the “Issuers”) issue for its account or for the account of the account party named in the Application, irrevocable commercial and/or standby letters of credit or other independent undertakings within the scope of applicable law (each such letter of credit or undertaking a “Credit”). Such requests will be made by submitting to the Issuer a completed Application (the “Application”) substantially in the form(s) attached to this Master Agreement for Irrevocable Letters of Credit (the “Agreement”) or such other form(s) as approved by the Issuer. Applicant agrees with Issuer that each Credit which may be issued by Issuer in its sole discretion, at the request of Applicant, shall be governed by the following terms and conditions, unless they are expressly changed in any Credit or the Application for any Credit, as approved in writing by Issuer, and, with regard to the provisions of Section 6 and 7 herein, regardless of whether such Credit or the Application provide otherwise:

1.

REIMBURSEMENTS.   Applicant agrees to pay on demand, in U.S. dollars, to Issuer at such place as Issuer may specify, the amount of each draft drawn under or purporting to be drawn under a Credit. Demand may be made in advance of payment at the request of Issuer. If a Credit provides for presentation of drafts in a currency other than U.S. dollars, Applicant shall, at Issuer’s sole option, make payments to Issuer with respect to such drafts either (a) in such other currency at such place as Issuer may direct, or (b) in U.S. dollars at the rate of exchange determined by the Issuer to be the rate in effect in Chicago, Illinois or in such other place where the Issuer is located, at the time of payment of the draft or, if the Issuer determines that there is no such rate of exchange, Applicant shall pay Issuer an amount which in the sole judgment of Issuer shall be sufficient to meet Issuer’s obligations hereunder.

2.	FEES AND INTEREST. Applicant agrees to pay Issuer:

(a)

On demand, Issuer’s customary commissions and fees in effect from time to time and all costs and expenses, including reasonable attorneys’ fees, including fees of attorneys who may be Issuer’s employees, paid or incurred by Issuer in connection with the administration or enforcement of this Agreement or any Credit, and any adviser, confirming institution or entity or other nominated person’s fees and costs that are chargeable to or paid by Issuer;

	(b)	Interest on all sums advanced by Issuer without reimbursement by Applicant at the per annum rate equal to the lesser of:

(i) the rate customarily charged by Issuer; or

(ii)

the Prime Rate on the date of advance by the Issuer, provided that such rate of interest shall not exceed the maximum rate of interest, which may be charged under applicable law. The “Prime Rate” shall mean the rate of interest announced by the Issuer or its parent from time to time as its prime rate for interest rate determinations (which may or may not be the lowest interest rate charged by such bank), to be computed for actual days unpaid on a 360-day year basis; and

	(c)	In the event any change in any law or regulation, or in any interpretation by a court or administrative or governmental authority charged with the administration thereof shall either:

(i)

impose, modify or make applicable any reserve, special deposit, or similar requirement against letters of credit issued by the Issuer; or impose on Issuer any other condition regarding this Agreement or any Credit;

(ii)

and the result of any event referred to above shall be to increase the cost to Issuer of issuing or maintaining a Credit, then upon demand by Issuer, Applicant shall immediately pay to Issuer, such additional amounts as shall, in the judgment of Issuer, be sufficient to compensate Issuer for such increased cost, together with interest on each such amount from the date demanded until payment in full at the rate provided in subsection (b) above.

Issuer may assess fees even if incurred after the Credit expires at such rate as may be reasonably determined by Issuer.

3.	PAYMENTS.

	(a)	Payments due from Applicant hereunder shall be made without withholding, deduction or set-off and shall be made free and clear of any taxes other than taxes directly imposed on Issuer.

(b)

To effect any payment due hereunder, Applicant authorizes Issuer to debit any account that Applicant may have with Issuer or any direct or indirect subsidiary and/or affiliate of Bank One Corporation, or any successor holding company (each such subsidiary and/or affiliate referred herein as a “Bank One Affiliate”).

4	REPRESENTATIONS AND WARRANTIES. In order to induce Issuer to issue each Credit, Applicant:

(a)

Represents and warrants to Issuer that each financial statement of Applicant furnished to Issuer was correct and complete and truly presented the financial condition of Applicant as of the date thereof and, since the date of the last such financial statement, there has been no material adverse change in the financial condition of Applicant, and

(b) Makes to Issuer the following representations and warranties:

(i) Applicant is a corporation organized under the laws of Minnesota.

(ii)

Applicant has the power and is duly authorized to execute and deliver this Agreement and is and will be duly authorized to execute and deliver each Application for a Credit. This Agreement, and each Application for a Credit, when executed and delivered, will constitute the valid and binding obligations of Applicant, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or similar laws of general application affecting the enforcement of creditors’ rights generally and except to the extent that general principles of equity might affect the specific enforcement of this Agreement.

(iii)

There is no litigation or administrative proceeding pending or threatened against Applicant, which might, if adversely determined, materially affect Applicant’s ability to perform its obligations under this Agreement.

(iv)

No default exists, nor has any event, act or omission occurred which, with the giving of notice or the passage of time, would constitute a default under any instrument or agreement evidencing or securing any indebtedness or liability of Applicant to any person.

(v)

Applicant has no indebtedness for borrowed money, nor any obligation contingent or otherwise, directly or indirectly guaranteeing or in any manner providing for the payment of the indebtedness of another, except those disclosed on the most recent financial statements of Applicant furnished to Issuer and except for endorsements for collection or deposit in the ordinary course of business.

(vi)

This Agreement and the underlying transaction do not and shall not conflict with any law, regulation, order, or governmental consent requirement (including, without limitation, any that regulate exports or imports, foreign assets, foreign exchange investments, margin stock, investment companies, securities offering, infringement, boycotts, or money laundering) applicable to the Applicant or the Issuer.

5.

COVENANTS.   Applicant agrees that so long as any drawing is available under any Credit, and until Issuer has been reimbursed for all drafts honored by it under any Credit, Applicant will comply in a timely manner with:

Its Obligations (as defined in Section 12); and
(a) The following covenants:

(i)

Applicant shall furnish to Issuer such financial information regarding Applicant as Issuer may from time to time reasonably request and shall permit representatives of Issuer to visit and inspect the properties and books and records of Applicant at any reasonable time and as often as may reasonably be desired.

(ii)

Applicant shall pay all lawful taxes, assessments and governmental charges upon it or against its properties prior to the date on which penalties attach, unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings.

(iii)	Applicant shall not sell, lease, transfer or otherwise dispose of all or substantially all of its assets (other than sales made in the ordinary course of business).

(iv)	if Applicant is a corporation, Applicant shall maintain its corporate existence and not merge or consolidate with or into any other corporation.

(v)

If Applicant is a limited liability company or partnership, Applicant shall maintain its existence as a limited liability company or partnership and not merge or consolidate with or into any other limited liability company, partnership or corporation.

(vi)	If Applicant is a partnership, Applicant shall not liquidate, terminate or dissolve.

6.	RESPONSIBILITY OF ISSUER.

(a)

Delivery to Issuer or any of its Correspondents (“Correspondents”) shall mean a bank or other financial institution or entity with which the Issuer usually maintains an account relationship) of any documents purporting to comply with the requirements of a Credit shall be sufficient evidence of the validity, genuineness and sufficiency thereof and of the good faith and proper performance of drawers and users of a Credit; their agents and assignees, and Issuer and its Correspondents may rely thereon without liability or responsibility with respect thereto, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged.

(b)

Issuer is expressly authorized and directed to honor any request for payment which is made under and in compliance with the terms and conditions of a Credit without regard to, and without any duty on Issuer’s part to inquire into, the existence of any disputes or controversies between Applicant, any beneficiary of a Credit or any other person, firm or corporation or the rights, duties or liabilities of any of them.

	(c)	Neither Issuer nor any Bank One Affiliate shall be liable to Applicant or any third party for:

		(i)	The use which may be made of any Credit or for any act or omission of any beneficiary thereof,

		(ii)	Any delay in giving or failing to give any notice,

		(iii)	Any error, neglect or default of any of its Correspondents,

		(iv)	The validity, sufficiency or genuineness of any document assigning or purporting to assign a Credit or any benefits thereunder or any act in reliance thereon,

		(v)	Errors in translation or in the interpretation of any of the terms and conditions of a Credit, or

(vi)

Errors, delays, misdeliveries or losses in the transmission of notices and communications by means of SWIFT, electronic mail, telex, telecopy, telefax, courier, mail or computer generated telecommunications or documents or items forwarded in connection with a Credit or any relevant draft.

(d)

Any action taken or omitted by Issuer or its Correspondents or any Bank One Affiliate in connection with a Credit, any instructions of Applicant or any drafts, documents or merchandise relative thereto shall, if in good faith, be conclusively deemed authorized by Applicant, whether expressly so or not.

(e)

If Applicant shall have requested a Credit for the accommodation of a third party, any instruction, consent, approval and other action or inaction of such third party with respect to a Credit or transactions thereunder shall be deemed to be the act or omission of Applicant for all purposes hereof, and Issuer shall be entitled to rely thereon.

7.	LIMITATION ON LIABILITY. Specifically, but without limitation, Issuer shall not be responsible to Applicant for, and Issuer’s rights and remedies against Applicant shall not be impaired by:
(a) Action or inaction required or permitted under:

(i)

the Uniform Commercial Code, the Uniform Customs and Practices for Documentary Credits (UCP 500), the International Standby Practices (ISP98) or the United Nations Convention on Independent Guarantees and Standby Letters of Credit, as chosen in, as applicable and/or in effect where and when the Credit is issued, from time to time;

(ii) the law or published practice rules to which the Credit is subject;

(iii) an applicable standard practice of banks that regularly issue letters of credit;

(iv) an applicable order, ruling or regulation of any court, arbitrator or government agency;

(v) a published statement or interpretation on a matter of applicable standard bank practice;

(vi) the laws, customs or regulations in effect in countries other than the country of the Issuer; or

(vii) an opinion received from Issuer’s legal counsel on a matter of law or from an expert engaged by Issuer on a matter of practice;

	(b)	Honor of any presentation that substantially or reasonably complies with the terms and conditions of the Credit, even if the Credit requires strict or literal compliance by the beneficiary;

(c)

Honor of a non-negotiable or informal or unmarked demand or of a demand by the beneficiary presented electronically, even if the Credit requires that the beneficiary’s demand be in the form of a draft and states that it is drawn under the Credit;

	(d)	Honor of documents signed or presented by or on behalf of, or requesting payment to, the beneficiary’s purported successor by operation of law;

	(e)	Honor of a presentation without regard to any non-documentary condition(s) in the Credit;

(f)

Honor or other recognition of a presentation or other demand that later is determined to have included invalid, forged or fraudulent documents or that was otherwise affected by the fraudulent, bad faith or illegal conduct of the beneficiary or other person (excluding Issuer’s employees), including payment to a person who later is determined to have forged the signature of a beneficiary, nominated bank or assignee of letter of credit proceeds;

	(g)	Honor of a presentation up to the amount available under the Credit against a draft or other documents claiming amount(s) in excess of the amount available;

	(h)	Reimbursement of a nominated bank that does not give value or that misrepresents the basis on which it claims reimbursement;

	(i)	Dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor;

	(j)	The use which may be made of the Credit or any acts or omissions of the users of the Credit;

	(k)	Honor of any presentation without regard to particular conditions stipulated in the documents or superimposed thereon;

	(l)	Any breach of contract between the beneficiary and Applicant or any of the parties to any underlying transaction;

(m)

The failure of any instrument to bear any reference or adequate reference to the Credit, or the failure of any draft to be endorsed by the payee or accompanied by documents at negotiation, or the failure of any negotiating bank to endorse any draft or other instrument in connection with the Credit or the failure of any person to note the amount of any draft on the reverse of the Credit or to surrender or take up the Credit or to send forward documents apart from drafts as required by the terms and conditions of the Credit (each of which provisions, if contained in the Credit itself, it is agreed may be waived by Issuer);

(n)

Any error, omission, interruption or delay in transmission or delivery of any message or advice in connection with the Credit whether transmitted by courier, mail, telex, SWIFT, electronic mail or any other telecommunication or otherwise and despite any cipher or code which may be employed.

The happening of any one or more of the contingencies referred to in the preceding paragraph shall not affect, impair or prevent the vesting of any of Issuer’s rights or powers hereunder or Applicant’s obligation to make reimbursement. In furtherance and extension thereof and not in limitation of the specific provisions herein above set forth, Applicant agrees that any action, inaction or omission by issuer or any of issuer’s branches, affiliates (which shall also include Bank One Affiliates for all purposes of this section) and/or Correspondents under or in connection with the Credit or the related drafts, documents or property, if taken in good faith, shall be binding on Applicant and shall not put issuer or any of Issuer’s branches, affiliates or Correspondents under any resulting liability to Applicant. Issuer shall not be responsible for any act, error, neglect, default, omission, insolvency or failure in the business of any of Issuer’s branches, affiliates or Correspondents or for any refusal by Issuer or any of issuer’s branches. affiliates or Correspondents to pay or honor drafts drawn under the Credit because of any United States or foreign laws or regulations now or hereafter in force or for any other matter beyond Issuer’s control.

Applicant shall indemnify issuer and hold Issuer harmless from any cost. loss or expense which may be incurred by issuer if. at Applicant’s request. the law of a foreign country governs the Credit.

8.	SECURITY INTEREST. This Section Intentionally Deleted.

9.

CASH COLLATERAL.   Applicant agrees that upon and during the continuance of any (i) Event of Default, (ii) material adverse change in the business or financial condition of the Applicant, (iii) Applicant injunction action, beneficiary wrongful dishonor action, or other event that threatens to extend or increase the Issuer’s contingent liability beyond the time, amount, or other limit provided in the Credit or this Agreement, or (iv) other event or condition that causes the Issuer in good faith to deem itself insecure, the Applicant must deposit with the Issuer, on demand, cash amount(s) in the aggregate amount of the Obligations.

10.

COMPLIANCE WITH LAWS.   Applicant agrees to comply with and represents that the underlying transaction complies with all applicable foreign and domestic laws and regulations with respect to the transaction covered by a Credit.

USA PATRIOT ACT NOTIFICATION. The following notification is provided to Applicant pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.   To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for Applicant: When Applicant opens an account, Bank will ask for Applicant’s name, employer identification number, business address, and other information that will allow Bank to identify Applicant. Bank may also ask to see Applicant’s legal organizational documents or other identifying documents.

11.

POWER OF ATTORNEY.   Applicant irrevocably appoints Issuer its attomey in fact to execute, file, register or record in the name of Applicant, any document or instrument of any kind or description including, without limitation thereto, assignments and endorsements which come into the possession of Issuer under a Credit or upon instructions of Applicant, and to perform such acts as Applicant may be required to perform hereunder, upon failure of Applicant to so act.

12.	EVENTS OF DEFAULT. If any one or more of the following Events of Default shall occur:

	(a)	Applicant fails to comply with any of the provisions of this Agreement; or

	(b)	Applicant or any Guarantor dies, ceases to exist, becomes insolvent or is the subject of bankruptcy or insolvency proceedings; or

	(c)	Any representation by Applicant or any Guarantor in this Agreement or otherwise, made to induce Issuer to issue a Credit, is incorrect in any material respect when made; or

	(d)	Applicant or any Guarantor defaults in any other agreement goveming indebtedness of such Applicant or Guarantor;

then, all of the obligations and liabilities of Applicant to Issuer and all Issuer’s claims against Applicant, whether arising or incurred under this Agreement or otherwise, whether now existing or hereafter incurred, and whether now or hereafter owing to or acquired in any manner by Issuer (“Obligations”) shall, at Issuer’s option and without notice or demand, mature and become immediately due and payable, with interest at the per annum rate which is three percentage points in excess of the Prime Rate as herein defined (provided such interest rate does not exceed the maximum rate of interest which may be charged under applicable law), and Issuer shall have all rights and remedies for default provided under applicable law. In addition to the foregoing, and not by way of limitation, upon the occurrence of an Event of Default, Issuer may require Applicant to deposit funds in an account held at any Bank One Affiliate in an amount equal to the undrawn amount of a Credit, such funds to be held as cash collateral by Issuer against future draws under any Credit.

13.

INDEMNITY.   Applicant hereby agrees to indemnify Issuer and each Bank One Affiliate for any loss, cost, damage, expense (including any reasonable charges for legal services) and/or liability whatsoever which they, or any of them, may sustain or incur on account of issuance of a Credit, payment or acceptance of any draft relative thereto, refusal or failure to pay or accept any such draft, any action or inaction respecting a Credit, instructions of Applicant or an accommodated party, drafts, documents or merchandise relative to a Credit or any action or inaction in reliance on the provisions hereof, except that Applicant shall have a claim against Issuer, and Issuer shall be liable to Applicant, to the extent, but only to the extent of any direct, as opposed to consequential, damages suffered by Applicant which Applicant proves were caused by:

	(a)	Issuer’s willful misconduct or gross negligence in determining whether documents presented under a Credit comply with the terms of a Credit,

or

(b)

Issuer’s willful and unlawful failure to pay under a Credit after the presentation to it by the beneficiary of a Credit of a draft and documentation strictly complying with the terms and conditions of a Credit.

Additionally, Applicant agrees to indemnify the Issuer against all claims, obligations, and responsibilities (including attomey’s fees) arising out of:

(i) The imposition of law or practice other than that chosen in the Credit or applicable at the place of issuance;

(ii) The fraud, forgery or illegal action of others; or

(iii) The Issuer’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation.

Further, if any award, judgment or order is given or made for the payment of any amount due under this Agreement and such award, judgment or order is expressed in a currency other than the currency required under this Agreement, Applicant shall indemnify Issuer against and hold Issuer harmless from all loss and damage incurred by Issuer as a result of any variation in rates of exchange between the date of such award, judgment or order and the date of payment (or, in the case of partial payments, the date of each partial payment thereof) in the required currency.

14.

WAIVER.   TO THE EXTENT THE PREVIOUS SECTION DOES NOT RESTRICT A PARTY’S ABILITY TO EMPLOY JUDICIAL REMEDIES, ISSUER, APPLICANT, CORRESPONDENT AND EACH GUARANTOR, IF ANY, VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO A CREDIT, THIS APPLICATION AND/OR ANY DOCUMENT EVIDENCING AND/OR SECURING A CREDIT OR THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO ISSUER AGREEING TO ENTER INTO THIS AGREEMENT AND ISSUE CREDITS HEREUNDER.

15.	LIMITATION OF INTEREST AND OTHER CHARGES. Applicant and Issuer intend to conform strictly to the applicable usury laws now or hereafter in force with respect to this Agreement. To such end:

(a)

the aggregate of all interest and other charges constituting interest under such applicable usury laws and contracted for, chargeable or receivable under this Agreement shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum contract rate of interest, that Issuer is authorized to charge Applicant under such applicable usury laws;

(b)

if any excess interest is provided for, it shall be deemed a mistake, and the excess shall, at the option of Issuer, either be refunded to Applicant or credited on the unpaid principal balance of Issuer’s reimbursement obligation, and this Agreement shall be automatically reformed to permit only the collection of the maximum legal contract rate and the maximum amount of interest; and

(c)

in determining the maximum amount of interest that Issuer may charge to Applicant. all interest shall be amortized, prorated, allocated and spread over the entire term of Applicant’s reimbursement obligation (as extended, if applicable) to the full extent permitted by applicable usury laws. Reference herein to usury laws shall also include any applicable federal or state usury statutes or laws from time to time in effect to the extent the same may govern and control transactions covered hereunder.

16.	GUARANTORS. This Section Intentionally Deleted.

17.	CORRESPONDENTS. This Section Intentionally Deleted.

18.

NONWAIVER.   Issuer shall have no duty to exercise any rights hereunder or otherwise with respect to any documents or instruments relative to a Credit and shall not be liable for any failure or delay in doing so. Issuer shall not be deemed to have waived any of its rights hereunder unless issuer shall have signed such waiver in writing.

19.

NOTICES AND COMMUNICATIONS.   Any notice or demand to either party given by the other party shall be deemed to have been delivered when deposited in the mail or transmitted by a telegraph, telex or facsimile to the last address of such party, which has previously been fumished to such other party. Applicant acknowledges and agrees that, at the discretion of Issuer, Issuer may accept and/or transmit notices and communications under the Application and this Agreement (including issuance of a Credit) by means of SWIFT, electronic mail, telex, telecopy, telefax, courier, mail or computer generated telecommunications.

20.	MISCELLANEOUS.

(a)

If this Agreement is signed by more than one party, “Applicant” shall be deemed to refer to all of the undersigned, all Obligations of Applicant hereunder shall be joint and several and the liabilities of each shall be absolute and unconditional, regardless of the liability of any other party hereto.

	(b)	Any direct or indirect subsidiary and/or affiliate of Bank One Corporation or any successor holding company shall be referred to herein as a “Bank One Affiliate”.

	(c)	Any reference in this Agreement to drafts shall also mean and include deferred payment undertakings.

(d)

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. Except as otherwise expressly provided herein or in a Credit, Issuer may rely for interpretation of a Credit or instructions or documents related thereto or issued under or in purported compliance with the above, on the Uniform Customs and Practice for Documentary Credits, ICC Publication No. 500 or the International Standby Practices 1998, whichever is stated as the governing rules in the Credit.

(e)

The invalidity or unenforceability of any provision or portion of this Agreement or any instrument, document or agreement executed or made pursuant to or by virtue of this Agreement, shall not affect the validity or enforceability of any other provision or portion.

(f)

This Agreement may only be amended upon the written consent of all the parties hereto, except that it may be amended by any Issuer in the event of a change of such Issuer’s name, credit number, place of notice, presentation or drawing or other similar change at such Issuer’s reasonable discretion.

	(g)	Except as otherwise specifically set forth herein, this Agreement confers no right or benefit upon any person other than the parties to this Agreement and their respective successors and assigns.

(h)

Applicant agrees that in the event of any extension of the maturity or time for presentation of drafts, acceptances or documents, or any other modification of the terms of a Credit, (including without limitation, by mutual agreement between Applicant and Issuer; or in accordance with the Credit; or in accordance with rules, law, or practice goveming the Credit), or in the event of any increase in the amount of a Credit, this Agreement shall be binding upon Applicant with regard to a Credit so increased, extended or otherwise modified, to drafts, documents and property covered thereby, and to any action taken by Issuer or any of its Correspondents in accordance with such extension, increase or other modification.

(i)

Any and all payments made to Issuer shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding income or franchise taxes imposed by the United States and any subdivisions thereof (such non excluded taxes herein called “Taxes”). If Applicant shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased so that after making all required deductions, Issuer shall receive an amount equal to the sum Issuer would have received had no such deductions been made, (ii) Applicant shall make such deductions, and (iii) Applicant shall pay the full amount deducted to the relevant authority in accordance with applicable law, (iv) Applicant shall furnish Issuer with an original or certified copy of receipt of payment and remittance from the appropriate tax authority within thirty days of such payment. Applicant will indemnify Issuer for the full amount of Taxes (including without limitation any Taxes imposed by any jurisdiction on any amounts payable under this Section 20 (i)) paid by Issuer and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date Issuer makes written demand therefore.

21.

SURETYSHIP WAIVERS.   In the event this Agreement is signed by more than one party, each of the undersigned waives (a) to the extent permitted by law, all rights and benefits under any laws or statutes regarding sureties, as maybe amended; (b) any right to receive notice of the following matters before the Issuer enforces any of its rights: (i) the Issuer’s acceptance of this Agreement; (ii) any credit that the Issuer extends to the Applicant; (iii) Applicant’s default; (iv) any demand, diligence, presentment, dishonor and protest; (v) any action that the Issuer takes regarding the Applicant, beneficiary, anyone else, any Collateral, or any of the Obligations, that it might be entitled to by law or under any other agreement; (c) any right to require the Issuer to proceed against the Applicant, any other obligor or guarantor of the Obligations, or any Collateral, or pursue any remedy in the Issuer’s power to pursue; (d) any defense based on any claim that any endorser or other parties’ obligations exceed or are more burdensome than those of the Applicant; (e) the benefit of any statute of limitations affecting liability of any endorser or other party liable hereunder or the enforcement hereof; (f) any defense arising by reason of any disability or other. defense of the Applicant or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Applicant for the Obligations; (g) any defense based on or arising out of any defense that the Applicant may have to the payment or performance of the Obligations or any portion thereof, (h) all rights, remedies, defenses and claims and/or rights of counterclaim, recoupment, offset or setoff, including, but not limited to, all offsets, setoffs, rights, remedies or defenses that may be afforded the endorser and any other party liable on this Agreement as any of such statutes may be amended from time to time; and (i) any defenses given to such endorser by any failure, neglect or omission by the Issuer to perfect in any manner the collection of the Obligations or the security given therefor, including the failure or omission to seek a deficiency judgment against the Applicant. Any party liable on this Agreement consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or any part of the Collateral, to the addition of any other party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Agreement. The Issuer may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver. No modification or waiver of any provision of this Agreement is effective unless it is in writing and signed by the party against whom it is being enforced.

22.

DURATION AND EFFECT OF AGREEMENT.   This Agreement shall remain in full force and effect until such time as Applicant has discharged in full its Obligations hereunder. Notwithstanding the foregoing sentence, if a Credit is issued in favor of a sovereign or commercial entity, which is to issue a guarantee or undertaking on Applicant’s behalf in connection therewith, or is issued as support for such a guarantee, the Applicant shall remain liable on a Credit until Issuer is fully released in writing by such entity. This Agreement shall be binding upon Applicant. its personal representatives, successors and assigns and shall inure to the benefit of each Issuer, its successors and assigns. issuer may grant participations in this Agreement and a Credit issued hereunder to one or more financial institutions. Applicant and/or Guarantor information may be transmitted to the participant.

23.

APPLICATIONS.   Applicant is authorized to present Applications for individual credits under this Agreement in writing or by means of SWIFT, electronic mail, telex, telecopy; telefax, courier, mail or computer generated telecommunications. If the Application is transmitted electronically, the terms and conditions of such Application shall be presented to the issuer in a format acceptable to the issuer, and Applicant shall follow such authentication procedures as reasonably established by Issuer, which may include the use of an encoded digital signature to be agreed upon in advance with Issuer. Any Application presented to the Issuer by electronic means (which may or may not include a digital signature) will have the same legal effect as an Application in writing and will be binding upon and enforceable against the Applicant.

24.

EFFECT OF OTHER AGREEMENT.   Applicant is a party to a Credit Agreement dated as of June 30, 2004 between Flexsteel Industries, Inc. and Bank One, NA in the amount of $47,000,000.00 (the “Credit Agreement”), and such credit agreement provides for the issuance of commercial and/or standby letters of credit on behalf of Applicant. The provisions of that credit agreement as they relate to letters of credit shall prevail over any inconsistent provisions of this Agreement.

25.

ELECTRONIC TRANSMISSIONS.   In the absence of written instructions to the contrary, Issuer is authorized to accept and process the Application and any amendments, transfers, assignments of proceeds and all documents relating to the Credit or the Application which are sent to Issuer by electronic transmission. Issuer may, but shall not be obligated to, require authentication of such electronic transmission or that Issuer receives original documents prior to acting on such electronic transmission. If it is a condition of the Credit that payment may be made upon receipt by Issuer of an electronic transmission advising negotiation, Applicant hereby agrees to reimburse Issuer on demand for the amount indicated in such electronic transmission advice, and further agrees to hold. Issuer harmless if the documents fail to arrive, or if, upon the arrival of the documents, Issuer should determine that the documents do not comply with the terms and conditions of the Credit.

26.

TRANSFERS.   If, at Applicant’s special request, the Credit is issued in transferable form, it is understood and agreed that issuer is under no duty to determine the proper identity of anyone appearing in the transfer request or in the draft or documents as transferee, nor shall Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers; and payment by Issuer to any purported transferee(s) as determined by Issuer is hereby authorized and approved. Applicant further agrees to hold Issuer harmless and indemnified against any liability or claim in connection with or arising out of the foregoing.

27.

WAIVER OF DISCREPANCIES AND BINDING TERMS ON ISSUER’S DECISIONS.   Applicant agrees that Issuer’s decision, in accordance with standard banking practice, whether the documents presented appear on their face to comply with the terms and conditions of the Credit shall be conclusive and binding on Applicant. If Issuer determines that any draft or document does not appear to comply with the terms and conditions of the Credit, Issuer using its sole judgement may approach Applicant for a waiver of the discrepancy(ies), but shall not be obligated to do so. If Issuer determines that a presentation appears to comply with the terms and conditions of the Credit, Issuer is authorized to pay the amount thereof regardless of receipt of notice from Applicant or another person that any required document is forged or materially fraudulent.

28.

AGREEMENT.   EXCEPT AS PROVIDED FOR HEREIN, THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IF THIS AGREEMENT IS SIGNED BY TWO OR MORE PARTIES, IT SHALL CONSTITUTE THE JOINT AND SEVERAL AGREEMENT OF SUCH PARTIES.

29.	IN THE EVENT COMMERCIAL CREDIT(S) ARE ISSUED UNDER THIS AGREEMENT, THE FOLLOWING TERMS AND PROVISIONS SHALL APPLY:

REIMBURSEMENT.   In the event that any drafts are drawn by Applicant on Issuer in order to refinance any obligation set forth herein, and such drafts, at Issuer’s option, are accepted by Issuer, Applicant agrees to pay Issuer on demand, but in any event not later than the maturity date, the amount of each such acceptance.

ABSENCE OF WRITTEN INSTRUCTIONS.   In the absence of written instructions to the contrary, the Applicant agrees that (a) if the Credit authorizes drawings and/or shipments in installments and any installment is not drawn and/or shipped within the period allowed for that installment but the Applicant waives such discrepancy, the Issuer is authorized to honor any subsequent installments so long as documents for such installments are presented within the period allowed for such installments; and (b) each negotiation Credit shall expire at the counters of the nominated person even if notice of the presentation or any documents contained in the presentation is not received by the Issuer until after the expiry date of the Credit or any installment thereof.

RELEASE OF DOCUMENTS.   In the event that the Issuer delivers to the Applicant or to a customs broker or any other person designated by the Applicant at the Applicant’s request any of the documents of title pledged hereunder prior to having received payment in full of all the Applicant’s liabilities to the Issuer, the Applicant agrees to obtain possession of any goods represented by such documents within twenty-one days after the date of delivery of such documents, and if the Applicant should fail to do so, the Applicant agrees to retum such documents or to have them returned by the customs broker or such other person to the Issuer prior to the expiration of the twenty-one day period. The Applicant further agrees to execute and deliver to the Issuer receipts for such documents and the goods represented thereby identifying and describing such documents. and goods, which receipts shall constitute a part of this Agreement. The Applicant hereby authorizes the Issuer, in the event that the Issuer becomes aware that the Applicant has claimed from the carrier any goods identified in the shipping documents required under the Credit and that such goods have been released to the Applicant or to a customs broker or agent acting on the Applicant’s behalf, to immediately, and without further inquiry and consideration, charge the amount of the Credit represented by such goods to any available funds then held by the Issuer.

MISCELLANEOUS - OTHER.   The Applicant agrees to procure promptly any necessary import, export or other licenses for the import, export or shipping of the property, and to comply with all United States and foreign governmental regulations in regard to the shipment of the property or the financing thereof, and to furnish such certificates in that respect as the Issuer may at any time require. The Applicant also agrees to keep the property adequately covered by insurance acceptable to the Issuer, to assign the policies or certificates of insurance to the Issuer or, at the Issuer’s option, to make any loss or adjustment payable to the Issuer, and upon the Issuer’s request, to furnish the Issuer with evidence of acceptance of any such assignment by the insurers.

30.	IN THE EVENT STANDBY CREDIT(S) ARE ISSUED UNDER THIS AGREEMENT, THE FOLLOWING TERMS AND PROVISIONS SHALL APPLY:

IF THE CREDIT IS ISSUED SUBJECT TO UCP 500, UNLESS OTHERWISE AGREED: (A) IN THE EVENT THAT ANY INSTALLMENT OF THE CREDIT IS NOT DRAWN WITHIN THE PERIOD ALLOWED FOR THAT INSTALLMENT, THE CREDIT WILL CONTINUE TO BE AVAILABLE FOR ANY SUBSEQUENT INSTALLMENTS NOTWITHSTANDING UCP ARTICLE 41; AND (B) ISSUER MAY PROCESS AND ACCEPT ANY TRANSPORT DOCUMENT NOTWITHSTANDING THE REQUIREMENTS OF UCP ARTICLE 43.

IF THE CREDIT PROVIDES FOR AUTOMATIC EXTENSION WITHOUT AMENDMENT, APPLICANT AGREES THAT IT WILL NOTIFY ISSUER IN WRITING AT LEAST SIXTY (60) DAYS PRIOR TO THE LAST DAY SPECIFIED IN THE CREDIT BY WHICH ISSUER MUST GIVE NOTICE OF NON EXTENSION AS TO WHETHER OR NOT 1T WISHES THE CREDIT TO BE EXTENDED. ANY DECISION TO EXTEND OR NOT EXTEND THE CREDIT SHALL BE IN ISSUER’S SOLE DISCRETION AND JUDGMENT. APPLICANT HEREBY ACKNOWLEDGES THAT IN THE EVENT ISSUER NOTIFIES THE BENEFICIARY OF THE CREDIT THAT IT HAS ELECTED NOT TO EXTEND THE CREDIT AND THE BENEFICIARY DRAWS ON THE CREDIT AFTER RECEIVING THE NOTICE OF NON-EXTENSION; THE APPLICANT ACKNOWLEDGES AND AGREES THAT APPLICANT SHALL HAVE NO CLAIM OR CAUSE OF ACTION AGAINST ISSUER OR DEFENSE AGAINST PAYMENT UNDER THE AGREEMENT FOR ISSUER’S DISCRETIONARY DECISION TO EXTEND OR NOT EXTEND THE CREDIT.

IF A CREDIT’S TERMS AND CONDITIONS PROVIDES THAT ISSUER GIVE BENEFICIARY A NOTICE OF PENDING EXPIRATION. APPLICANT AGREES THAT IT WILL NOTIFY ISSUER IN WRITING AT LEAST SIXTY (60) DAYS PRIOR TO THE LAST DAY SPECIFIED IN THE CREDIT BY WHICH ISSUER MUST GIVE SUCH NOTICE OF THE PENDING EXPIRATION DATE. IN THE EVENT APPLICANT FAILS TO SO NOTIFY ISSUER AND THE CREDIT IS EXTENDED, APPLICANTS OBLIGATIONS UNDER THIS AGREEMENT SHALL CONTINUE IN EFFECT AND BE BINDING ON APPLICANT WITH REGARD TO THE CREDIT AS SO EXTENDED.

APPLICANT:

FLEXSTEEL INDUSTRIES, INC.

By:	/s/ R. J. Klosterman
Name:	R. J. Klosterman
Its:	Exec. V.P., C.F.O., Secretary
Dated:	June 29, 2004

DMI FURNITURE, INC.

By:
Name:
Its:
Dated:

Appendix A to the Master Agreement For Irrevocable Letters of Credit

(To be completed by Account Party/Applicant/Correspondent Bank)

A)   In the event you issue or amend a commercial or a standby letter of credit (“Credit”), any One of the following individual(s) shall be authorized to sign behalf of

Flexsteel Industries, Inc.

Applicant Name/Correspondent Bank

K. B. Lauritsen	President, C.E.O.	/s/ K. B. Lauritsen	June 29, 2004

Printed Name	Title	Signature	Date

R. J. Klosterman	Exec. V.P., C.F.O.	/s/ R. J. Klosterman	June 29, 2004

Printed Name	Title	Signature	Date

Timothy E. Hall	Treasurer	/s/ Timothy E. Hall	June 29, 2004

Printed Name	Title	Signature	Date

B)   In regards to commercial Letters of Credit (“Credit”), Bank One N.A. may accept and rely on instructions including without limitation, (a) waiving of discrepancies, (b) mailings/returning shipping documents, (c) changing Credit terms and conditions prior to issuance, and amendments to Credits which do not extend, increase or change the tenor of the draft(s) transmitted by the following authorized representatives of:

Flexsteel Industries, Inc.

Applicant Name/Correspondent Bank

K. B. Lauritsen	President, C.E.O.	/s/ K. B. Lauritsen	June 29, 2004

Printed Name	Title	Signature	Date

R. J. Klosterman	Exec. V.P., C.F.O.	/s/ R. J. Klosterman	June 29, 2004

Printed Name	Title	Signature	Date

Timothy E. Hall	Treasurer	/s/ Timothy E. Hall	June 29, 2004

Printed Name	Title	Signature	Date

Phillip J. Keller	C.F.O. DMI Furniture, Inc.	/s/ Phillip J. Keller	June 29, 2004

Printed Name	Title	Signature	Date

C)   Signature Verification (Banker to complete this portion):

The above individual(s) is/are authorized to execute and sign applications, amendments and instructions on behalf of the Applicant.

Printed Name	Title	Signature	Date